UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
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Soliciting Material under §240.14a-12

Liberty Expedia Holdings, Inc.

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LIBERTY EXPEDIA HOLDINGS, INC.
12300 Liberty Boulevard
Englewood, Colorado 80112
(720) 875-5800
April 26, 2018
Dear Stockholder:
You are cordially invited to attend the 2018 annual meeting of stockholders of Liberty Expedia Holdings, Inc. (Liberty Expedia) to be held at 8:00 a.m., local time, on June 19, 2018, at the corporate offices of Liberty Expedia, 12300 Liberty Boulevard, Englewood, Colorado 80112, telephone (720) 875-5800.
At the annual meeting, you will be asked to consider and vote on the proposals described in the accompanying notice of annual meeting and proxy statement, as well as on such other business as may properly come before the meeting.
Your vote is important, regardless of the number of shares you own. Whether or not you plan to attend the annual meeting, please read the enclosed proxy materials and then promptly vote via the Internet or telephone or, if you received a paper proxy card, by completing, signing and returning by mail the enclosed proxy card. Doing so will not prevent you from later revoking your proxy or changing your vote at the meeting.
Thank you for your cooperation and continued support and interest in Liberty Expedia.
Very truly yours,
Christopher W. Shean
President and Chief Executive Officer
The proxy materials relating to the annual meeting are first being mailed on or about April 30, 2018.

LIBERTY EXPEDIA HOLDINGS, INC.
12300 Liberty Boulevard
Englewood, Colorado 80112
(720) 875-5800
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be Held on June 19, 2018
NOTICE IS HEREBY GIVEN of the annual meeting of stockholders of Liberty Expedia Holdings, Inc. (Liberty Expedia) to be held at 8:00 a.m., local time, on June 19, 2018, at the corporate offices of Liberty Expedia, 12300 Liberty Boulevard, Englewood, Colorado 80112, telephone (720) 875-5800, to consider and vote on the following proposals:
1.
A proposal (which we refer to as the auditors ratification proposal) to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2018;

2.
A proposal (which we refer to as the election of common stock directors proposal) to elect John C. Malone, Stephen M. Brett, Gregg L. Engles, Scott W. Schoelzel and Christopher W. Shean to continue serving as Common Stock Directors of our board, until the 2019 annual meeting or their earlier resignation or removal; and

3.
A proposal (which we refer to as the election of Series B directors proposal) to elect Robert R. Hammond and Alexander von Furstenberg to continue serving as Series B Directors of our board, until the earlier of  (i) the Proxy Arrangement Termination Date (as defined herein), (ii) the annual meeting of our stockholders in the year 2020, or (iii) their earlier resignation or removal.

You may also be asked to consider and vote on such other business as may properly come before the annual meeting.
Holders of record of our Series A common stock, par value $0.01 per share, and Series B common stock, par value $0.01 per share, in each case, outstanding as of 5:00 p.m., New York City time, on April 23, 2018, the record date for the annual meeting, will be entitled to notice of the annual meeting and to vote at the annual meeting or any adjournment or postponement thereof. These holders will vote together as a single class on each of the auditors ratification proposal and the election of common stock directors proposal. Holders of record of our Series B common stock on the record date will vote as a separate class on the election of Series B directors proposal, and holders of record of our Series A common stock on the record date will not vote on the election of Series B directors proposal. A list of stockholders entitled to vote at the annual meeting will be available at our offices at 12300 Liberty Boulevard, Englewood, Colorado 80112 for review by our stockholders for any purpose germane to the annual meeting for at least ten days prior to the annual meeting.
We describe the proposals in more detail in the accompanying proxy statement. We encourage you to read the proxy statement in its entirety before voting.
Our board of directors has unanimously approved each proposal and recommends that you vote “FOR” the auditors ratification proposal, “FOR” the election of each Common Stock Director nominee and “FOR” the election of each Series B Director nominee.
Votes may be cast in person at the annual meeting or by proxy prior to the meeting by telephone, via the Internet, or by mail.
Important Notice Regarding the Availability of Proxy Materials For the Annual Meeting of Stockholders to be Held on June 19, 2018: our Notice of Annual Meeting of Stockholders, Proxy Statement, and 2017 Annual Report to Stockholders are available at www.envisionreports.com/LEXEA.

YOUR VOTE IS IMPORTANT. Voting promptly, regardless of the number of shares you own, will aid us in reducing the expense of any further proxy solicitation in connection with the annual meeting.
By order of the board of directors,
Pamela L. Coe
Senior Vice President, Deputy General Counsel and Secretary
Englewood, Colorado
April 26, 2018
WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING, PLEASE VOTE PROMPTLY VIA TELEPHONE OR ELECTRONICALLY VIA THE INTERNET. ALTERNATIVELY, PLEASE COMPLETE, SIGN AND RETURN BY MAIL THE ENCLOSED PAPER PROXY CARD.

PROXY STATEMENT SUMMARY
2018 ANNUAL MEETING OF STOCKHOLDERS
WHEN 8:00 a.m., local time, on June 19, 2018 WHERE The Corporate Offices of Liberty Expedia 12300 Liberty Boulevard Englewood, Colorado 80112 RECORD DATE 5:00 p.m., New York City time, on April 23, 2018
ITEMS OF BUSINESS
1.
Auditors ratification proposal—To ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2018.

2.
Election of common stock directors proposal—To elect John C. Malone, Stephen M. Brett, Gregg L. Engles, Scott W. Schoelzel and Christopher W. Shean to continue serving as Common Stock Directors of our board, until the 2019 annual meeting or their earlier resignation or removal.

3.
Election of Series B directors proposal—To elect Robert R. Hammond and Alexander von Furstenberg to continue serving as Series B Directors of our board, until the earlier of  (i) the Proxy Arrangement Termination Date (as defined herein), (ii) the annual meeting of our stockholders in the year 2020, or (iii) their earlier resignation or removal.

Such other business as may properly come before the annual meeting.

PROXY VOTING Stockholders of record on the record date are entitled to vote by proxy in the following ways:
By calling 1 (800) 652-8683 (toll free) in the United States or Canada	Online at www.envisionreports.com/LEXEA	By returning a properly completed, signed and dated proxy card
ANNUAL MEETING AGENDA AND VOTING RECOMMENDATIONS
Proposal	Voting Recommendation	Page Reference (for more detail)	Who May Vote
Auditors ratification proposal	✓ FOR	9	LEXEA and LEXEB
Election of common stock directors proposal	✓ FOR EACH NOMINEE	11	LEXEA and LEXEB
Election of Series B directors proposal	✓ FOR EACH NOMINEE	14	LEXEB
 | Liberty Expedia Holdings, Inc. 2018 Proxy Statement

LIBERTY EXPEDIA HOLDINGS, INC.
a Delaware corporation
12300 Liberty Boulevard
Englewood, Colorado 80112
(720) 875-5800
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
We are furnishing this proxy statement in connection with the board of directors’ solicitation of proxies for use at our 2018 Annual Meeting of Stockholders to be held at 8:00 a.m., local time, at the corporate offices of Liberty Expedia Holdings, Inc. (Liberty Expedia), 12300 Liberty Boulevard, Englewood, Colorado 80112 on June 19, 2018, or at any adjournment or postponement of the annual meeting. At the annual meeting, we will ask you to consider and vote on the proposals described in the accompanying Notice of Annual Meeting of Stockholders. The proposals are described in more detail in this proxy statement. We are soliciting proxies from holders of our Series A common stock, par value $0.01 per share (LEXEA), and Series B common stock, par value $0.01 per share (LEXEB). We refer to LEXEA and LEXEB together as our common stock.
THE ANNUAL MEETING
Electronic Delivery
Registered stockholders may elect to receive future notices and proxy materials by e-mail. To sign up for electronic delivery, go to www.computershare.com/investor. Stockholders who hold shares through a bank, brokerage firm or other nominee may sign up for electronic delivery when voting by Internet at www.proxyvote.com by following the prompts. Also, stockholders who hold shares through a bank, brokerage firm or other nominee may sign up for electronic delivery by contacting their nominee. Once you sign up, you will not receive a printed copy of the notices and proxy materials, unless you request them. If you are a registered stockholder, you may suspend electronic delivery of the notices and proxy materials at any time by contacting our transfer agent, Computershare, at 866-367-6355 (outside the United States 1-781-575-3400). Stockholders who hold shares through a bank, brokerage firm or other nominee should contact their nominee to suspend electronic delivery.
Time, Place and Date
The annual meeting of stockholders is to be held at 8:00 a.m., local time, on June 19, 2018, at the corporate offices of Liberty Expedia, 12300 Liberty Boulevard, Englewood, Colorado 80112, telephone (720) 875-5800.
Purpose
At the annual meeting, you will be asked to consider and vote on each of the following:
•
the auditors ratification proposal, to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2018; and

•
the election of common stock directors proposal, to elect John C. Malone, Stephen M. Brett, Gregg L. Engles, Scott W. Schoelzel and Christopher W. Shean to continue serving as Common Stock Directors of our board, until the 2019 annual meeting or their earlier resignation or removal.

Additionally, holders of LEXEB shares as of the record date will be asked to consider and vote as a separate class on the election of Series B directors proposal, to elect Robert R. Hammond and Alexander von Furstenberg to continue serving as Series B Directors of our board, until the earlier of  (i) the Proxy Arrangement Termination Date (as defined herein), (ii) the annual meeting of our stockholders in the year 2020, or (iii) their earlier resignation or removal. Holders of LEXEA shares as of the record date will not vote on the election of Series B directors proposal.
Liberty Expedia Holdings, Inc. 2018 Proxy Statement | 1

You may also be asked to consider and vote on such other business as may properly come before the annual meeting, although we are not aware at this time of any other business that might come before the annual meeting.
Quorum
In order to conduct the business of the annual meeting, a quorum must be present. This means that the holders of at least a majority of the aggregate voting power represented by the shares of our common stock outstanding on the record date and entitled to vote at the annual meeting and the holders of at least a majority of the aggregate voting power represented by LEXEB shares outstanding on the record date and entitled to vote at the annual meeting must be represented at the annual meeting either in person or by proxy. For purposes of determining a quorum, your shares will be included as represented at the meeting even if you indicate on your proxy that you abstain from voting. If a broker, who is a record holder of shares, indicates on a form of proxy that the broker does not have discretionary authority to vote those shares on a particular proposal or proposals, or if those shares are voted in circumstances in which proxy authority is defective or has been withheld, those shares (broker non-votes) will nevertheless be treated as present for purposes of determining the presence of a quorum. See “—Voting Procedures for Shares Held in Street Name—Effect of Broker Non-Votes” below.
Who May Vote
Holders of shares of our common stock, as recorded in our stock register as of 5:00 p.m., New York City time, on April 23, 2018 (such date and time, the record date for the annual meeting), will be entitled to notice of the annual meeting and to vote at the annual meeting or any adjournment or postponement thereof on the proposals to which their shares are entitled to vote.
Votes Required
Approval of the auditors ratification proposal requires the affirmative vote of a majority of the combined voting power of the outstanding shares of our common stock that are present in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class.
Each Common Stock Director nominee who receives a plurality of the combined voting power of the outstanding shares of our common stock present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors at the annual meeting, voting together as a single class, will be elected to office.
Each Series B Director nominee who receives a plurality of the voting power of the outstanding LEXEB shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors thereat, voting as a separate class, will be elected to office.
Votes You Have
With respect to the auditors ratification proposal, holders of shares of LEXEA will have one vote per share and holders of shares of LEXEB will have 10 votes per share, in each case, that our records show are owned as of the record date.
With respect to the election of common stock directors proposal, the Common Stock Director nominees identified in this proxy statement will be elected by the holders of shares of LEXEA and holders of shares of LEXEB, with holders of our LEXEA shares having one vote per share and holders of our LEXEB shares having two votes per share, in each case, that our records show are owned as of the record date.
With respect to the election of Series B directors proposal, the Series B Director nominees identified in this proxy statement will be elected by the holders of shares of LEXEB, with holders of our LEXEB shares having 10 votes per share, that our records show are owned as of the record date, and holders of shares of LEXEA will not vote on the election of Series B directors proposal.
2 | Liberty Expedia Holdings, Inc. 2018 Proxy Statement

THE ANNUAL MEETING
You may also be asked to consider and vote on such other business as may properly come before the annual meeting. Although we are not aware at this time of any other business that might come before the annual meeting, holders of shares of LEXEA will have one vote per share and holders of shares of LEXEB will have 10 votes per share in the event that any other proposals are presented at the annual meeting, in each case, that our records show are owned as of the record date.
RECOMMENDATION OF OUR BOARD OF DIRECTORS
Our board of directors has unanimously approved each of the proposals and recommends that you vote “FOR” the auditors ratification proposal, “FOR” the election of each Common Stock Director nominee and “FOR” the election of each Series B Director nominee.

Shares Outstanding
As of the record date, an aggregate of approximately 54,446,000 shares of LEXEA and 2,830,000 shares of LEXEB were issued and outstanding and entitled to vote at the annual meeting.
Number of Holders
There were, as of the record date, 917 and 62 record holders of LEXEA and LEXEB, respectively (which amounts do not include the number of stockholders whose shares are held of record by banks, brokers or other nominees, but include each such institution as one holder).
Voting Procedures for Record Holders
Holders of record of our common stock as of the record date may vote in person at the annual meeting, by telephone or through the Internet. Alternatively, they may give a proxy by completing, signing, dating and returning the proxy card by mail. Instructions for voting by using the telephone or the Internet are printed on the proxy card. In order to vote through the Internet, holders should have their proxy cards available so they can input the required information from the proxy card, and log onto the Internet website address shown on the proxy card. When holders log onto the Internet website address, they will receive instructions on how to vote their shares. The telephone and Internet voting procedures are designed to authenticate votes cast by use of a personal identification number, which will be provided to each voting stockholder separately. Unless subsequently revoked, shares of our common stock represented by a proxy submitted as described herein and received at or before the annual meeting will be voted in accordance with the instructions on the proxy.
YOUR VOTE IS IMPORTANT. It is recommended that you vote by proxy even if you plan to attend the annual meeting. You may change your vote at the annual meeting.
If you submit a properly executed proxy without indicating any voting instructions as to a proposal enumerated in the Notice of Annual Meeting of Stockholders, the shares represented by the proxy will be voted “FOR” the auditors ratification proposal, “FOR” the election of each Common Stock Director nominee and, in the case of holders of LEXEB shares, will be voted “FOR” the election of each Series B Director nominee.
If you submit a proxy indicating that you abstain from voting as to a proposal, it will have the same effect as a vote “AGAINST” the auditors ratification proposal, and it will have no effect on the election of common stock directors proposal or the election of Series B directors proposal.
If you do not submit a proxy or you do not vote in person at the annual meeting, your shares will not be counted as present and entitled to vote for purposes of determining a quorum, and your failure to vote will have no effect on determining whether any of the proposals are approved (if a quorum is present).
Liberty Expedia Holdings, Inc. 2018 Proxy Statement | 3

Voting Procedures for Shares Held in Street Name
General
If you hold your shares in the name of a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee when voting your shares or to grant or revoke a proxy. The rules and regulations of the New York Stock Exchange and The Nasdaq Stock Market LLC (Nasdaq) prohibit brokers, banks and other nominees from voting shares on behalf of their clients with respect to numerous matters, including, in our case, all of the proposals described in this proxy statement other than the auditors ratification proposal. Accordingly, to ensure your shares held in street name are voted on these matters, we encourage you to provide promptly specific voting instructions to your broker, bank or other nominee.
Effect of Broker Non-Votes
Broker non-votes are counted as shares of our common stock present and entitled to vote for purposes of determining a quorum but will have no effect on any of the proposals. You should follow the directions your broker, bank or other nominee provides to you regarding how to vote your shares of common stock or how to change your vote or revoke your proxy.
Revoking a Proxy
If you submitted a proxy prior to the start of the annual meeting, you may change your vote by voting in person at the annual meeting or by delivering a signed proxy revocation or a new signed proxy with a later date to Liberty Expedia Holdings, Inc., c/o Computershare Investor Services, P.O. Box 505008, Louisville, Kentucky 40233-9814. Any signed proxy revocation or new signed proxy must be received before the start of the annual meeting. In addition, you may change your vote through the Internet or by telephone (if you originally voted by the corresponding method) not later than 2:00 a.m., New York City time, on June 19, 2018.
Your attendance at the annual meeting will not, by itself, revoke a prior vote or proxy from you.
If your shares are held in an account by a broker, bank or other nominee, you should contact your nominee to change your vote or revoke your proxy.
Solicitation of Proxies
We are soliciting proxies by means of our proxy statement and our annual report (together, the proxy materials) on behalf of our board of directors. In addition to this mailing, our employees may solicit proxies personally or by telephone. We pay the cost of soliciting these proxies. We also reimburse brokers and other nominees for their expenses in sending the proxy materials to you and getting your voting instructions.
If you have any further questions about voting or attending the annual meeting, please contact Liberty Expedia Investor Relations at (844) 795-9468.
Other Matters to Be Voted on at the Annual Meeting
Our board of directors is not currently aware of any business to be acted on at the annual meeting other than that which is described in the Notice of Annual Meeting of Stockholders and this proxy statement. If, however, other matters are properly brought to a vote at the annual meeting, the persons designated as proxies will have discretion to vote or to act on these matters according to their best judgment. In the event there is a proposal to adjourn or postpone the annual meeting, the persons designated as proxies will have discretion to vote on that proposal.
4 | Liberty Expedia Holdings, Inc. 2018 Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Security Ownership of Certain Beneficial Owners
The following table sets forth information concerning shares of our common stock beneficially owned by each person or entity known by us to own more than five percent of the outstanding shares of any series of our common stock. All of such information is based on publicly available filings.
The security ownership information is given as of March 7, 2018, and, in the case of percentage ownership information, is based upon 54,444,771 LEXEA shares and 2,830,174 LEXEB shares, in each case, outstanding on February 28, 2018. The percentage voting power is presented on an aggregate basis for all series of common stock.
Name and Address of Beneficial Owner	Title of Series	Amount and Nature of Beneficial Ownership	Percent of Series (%)	Voting Power (%)(1)	Voting Power (%)(2)
John C. Malone c/o Liberty Expedia Holdings, Inc. 12300 Liberty Blvd. Englewood, CO 80112	LEXEA	404,659(3)(4)	*	32.9	9.6
	LEXEB	2,680,783(3)(4)	94.7
Barry Diller c/o IAC/InterActiveCorp 555 West 18th Street New York, NY 10011	LEXEA	404,659(4)	*	32.4	9.5
	LEXEB	2,636,328(4)	93.2
T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 21202	LEXEA	8,403,630(5)	15.4	10.2	14.0
	LEXEB	—	—
FPR Partners, LLC 199 Fremont Street, Suite 2500 San Francisco, CA 94105	LEXEA	5,405,605(6)	9.9	6.5	9.0
	LEXEB	—	—
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	LEXEA	4,373,728(7)	8.0	5.3	7.3
	LEXEB	—	—
*
Less than one percent.

(1)
Represents voting power on all matters except for the election of Common Stock Directors and the election of Series B Directors prior to the Proxy Arrangement Termination Date. See “Relationship Among Our Company, the Malone Group, Diller and Expedia—Proxy Arrangements” below.

(2)
Represents voting power solely with respect to the election of Common Stock Directors prior to the Proxy Arrangement Termination Date. See “Relationship Among Our Company, the Malone Group, Diller and Expedia—Proxy Arrangements” below.

(3)
Information with respect to shares of our common stock beneficially owned by Mr. Malone, our Chairman of the Board, is also set forth in “—Security Ownership of Management.”

(4)
Based on Amendment No. 1 to Schedule 13D, filed March 7, 2018 by Barry Diller (Diller), Chairman and Senior Executive of IAC/InterActiveCorp and Chairman and Senior Executive of Expedia Group, Inc. (Expedia), which was formerly known as Expedia, Inc., which states that, with respect to shares of LEXEA and LEXEB, Diller has shared voting power and shared dispositive power over 404,659 LEXEA shares and shared voting power and shared dispositive power over 2,636,328 LEXEB shares pursuant to that certain Proxy and Voting Agreement, dated as of November 4, 2016 (Malone Proxy), by and among Mr. Malone, Leslie Malone and Diller. Under the Malone Proxy, Mr. and Mrs. Malone (together, the Malone Group) have granted Diller an irrevocable proxy over the shares of LEXEA and LEXEB beneficially owned by the Malone Group, subject to certain exceptions, until the termination of that certain Amended and Restated Transaction Agreement, dated as of September 22, 2016 (as amended, the Transaction Agreement), among our company, Liberty Interactive Corporation (Liberty Interactive), the Malone Group and Diller (the Proxy Arrangement Termination Date). See “Relationship Among Our Company, the Malone Group, Diller and Expedia—Proxy Arrangements—Malone Proxy.”

(5)
Based on Amendment No. 2 to Schedule 13G, filed February 14, 2018, jointly by T. Rowe Price Associates, Inc. (T. Rowe Price Associates) and T. Rowe Price New Horizons Fund, Inc. (T. Rowe Price New Horizons), which states that T. Rowe Price Associates has sole voting power over 1,561,878 LEXEA shares and sole dispositive power over 8,403,630 LEXEA shares, which includes 6,154,127 LEXEA shares over which T. Rowe Price New Horizons has sole voting power.

Liberty Expedia Holdings, Inc. 2018 Proxy Statement | 5

(6)
Based on Amendment No. 1 to Schedule 13G, filed February 14, 2018, jointly by FPR Partners, LLC (FPR), Andrew Raab and Bob Peck, which states that FPR, Mr. Raab and Mr. Peck have shared voting power and shared dispositive power over 5,405,605 LEXEA shares. FPR, Mr. Raab and Mr. Peck each disclaim beneficial ownership over such shares except to the extent of such reporting person’s pecuniary interest therein.

(7)
Based on Amendment No. 1 to Schedule 13G, filed February 9, 2018, by The Vanguard Group (Vanguard), which states that Vanguard has sole dispositive power over 4,343,039 LEXEA shares, shared dispositive power over 30,689 LEXEA shares, sole voting power over 28,271 LEXEA shares and shared voting power over 6,398 LEXEA shares.

Security Ownership of Management
The following table sets forth information with respect to the ownership by each of our directors and named executive officers (as defined herein) and by all of our directors and executive officers as a group of shares of (1) each series of our common stock (LEXEA and LEXEB) and (2) the common stock, par value $0.0001 per share (EXPE), of our consolidated subsidiary Expedia. None of our directors or named executive officers own shares of Expedia’s Class B common stock, $0.0001 par value per share (Expedia Class B). The security ownership information with respect to our common stock is given as of February 28, 2018 and, in the case of percentage ownership information, is based upon 54,444,771 LEXEA shares and 2,830,174 LEXEB shares, in each case, outstanding on that date. The security ownership information with respect to Expedia is given as of February 28, 2018, and, in the case of percentage ownership information, is based on 139,033,403 EXPE shares and 12,799,999 Expedia Class B shares, in each case, outstanding on January 26, 2018. The percentage voting power is presented in the table below on an aggregate basis for all series of common stock.
Shares of common stock issuable upon exercise or conversion of options, warrants and convertible securities that were exercisable or convertible on or within 60 days after February 28, 2018 are deemed to be outstanding and to be beneficially owned by the person holding the options, warrants or convertible securities for the purpose of computing the percentage ownership of that person and for the aggregate percentage owned by the directors and named executive officers as a group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other individual person. For purposes of the following presentation, beneficial ownership of shares of LEXEB, though convertible on a one-for-one basis into shares of LEXEA, are reported as beneficial ownership of LEXEB only, and not as beneficial ownership of LEXEA. So far as is known to us, the persons indicated below have sole voting and dispositive power with respect to the shares indicated as owned by them, except as otherwise stated in the notes to the table.
Name	Title of Series	Amount and Nature of Beneficial Ownership (In thousands)	Percent of Series (%)	Voting Power (%)(1)	Voting Power (%)(2)
John C. Malone Chairman of the Board	LEXEA	405(3)(4)(5)	*	32.9	9.6
	LEXEB	2,681(3)(4)(6)	94.7
	EXPE	—	—	—
Christopher W. Shean President, Chief Executive Officer and Director	LEXEA	81(7)	*	*	*
	LEXEB	—	—
	EXPE	2	*	*
Stephen M. Brett Director	LEXEA	7(7)	*	*	*
	LEXEB	—	—
	EXPE	—	—	—
Gregg L. Engles Director	LEXEA	2	*	*	*
	LEXEB	—	—
	EXPE	—	—	—
Robert R. Hammond Director	LEXEA	2	*	*	*
	LEXEB	—	—
	EXPE	—	—	—
6 | Liberty Expedia Holdings, Inc. 2018 Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Name	Title of Series	Amount and Nature of Beneficial Ownership (In thousands)	Percent of Series (%)	Voting Power (%)(1)	Voting Power (%)(2)
Scott W. Schoelzel Director	LEXEA	2	*	*	*
	LEXEB	—	—
	EXPE	—	—	—
Alexander von Furstenberg Director	LEXEA	2	*	*	*
	LEXEB	—	—
	EXPE	442(8)(9)	*	*
Richard N. Baer Chief Legal Officer	LEXEA	—	—	—	—
	LEXEB	—	—
	EXPE	—	—	—
Wade D. Haufschild Chief Financial Officer	LEXEA	11(7)	*	*	*
	LEXEB	—	—
	EXPE	—	—	—
Albert E. Rosenthaler Chief Corporate Development Officer	LEXEA	45(7)	*	*	*
	LEXEB	—	—
	EXPE	—	—	—
All directors and executive officers as a group (10 persons)	LEXEA	555(3)(4)(5)(7)	1.0	33.0(3)	9.8(3)
	LEXEB	2,681(3)(4)(6)	94.7
	EXPE	445(8)(9)	*	*
*
Less than one percent.

**
Less than 1,000 shares.

(1)
Represents voting power on all matters except for the election of Common Stock Directors and the election of Series B Directors prior to the Proxy Arrangement Termination Date. See “Relationship Among Our Company, the Malone Group, Diller and Expedia—Proxy Arrangements” below.

(2)
Represents voting power solely with respect to the election of Common Stock Directors prior to the Proxy Arrangement Termination Date. See “Relationship Among Our Company, the Malone Group, Diller and Expedia—Proxy Arrangements” below.

(3)
Pursuant to the Malone Proxy, Mr. Malone and his wife have granted Diller an irrevocable proxy over the shares of our common stock beneficially owned by the Malone Group, subject to certain exceptions, until the Proxy Arrangement Termination Date. See “Relationship Among Our Company, the Malone Group, Diller and Expedia—Proxy Arrangements—Malone Proxy.”

(4)
Includes 52,828 LEXEA shares and 82,565 LEXEB shares held by Mr. Malone’s wife, Mrs. Leslie Malone, as to which shares Mr. Malone has disclaimed beneficial ownership.

(5)
Includes (i) 273,431 shares of LEXEA pledged to Fidelity Brokerage Services, LLC (Fidelity) in connection with a margin loan facility extended by Fidelity and (ii) 131,228 shares of LEXEA pledged to Merrill Lynch, Pierce, Fenner & Smith Incorporated (Merrill Lynch) in connection with certain margin loan facilities extended by Merrill Lynch.

(6)
Includes 44,455 shares of LEXEB held by two trusts which are managed by an independent trustee, of which the beneficiaries are Mr. Malone’s adult children and in which Mr. Malone has no pecuniary interest. Mr. Malone retains the right to substitute assets held by the trusts and has disclaimed beneficial ownership of the shares held by the trusts.

(7)
Includes beneficial ownership of shares that may be acquired upon exercise of, or which relate to, stock options exercisable within 60 days after February 28, 2018.

LEXEA

Wade D. Haufschild	9,690
Albert E. Rosenthaler	27,338
Christopher W. Shean	48,768
Stephen M. Brett	5,912
Total	91,708

(8)
Includes 439,522 EXPE shares held by a family trust over which Mr. von Furstenberg has sole voting and investment power.

(9)
Includes 766 deferred share units that may be settled in shares of EXPE on or within 60 days of February 28, 2018.

Liberty Expedia Holdings, Inc. 2018 Proxy Statement | 7

Changes in Control
Except as described below in “Relationship Among Our Company, the Malone Group, Diller and Expedia,” we know of no arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of our company.
8 | Liberty Expedia Holdings, Inc. 2018 Proxy Statement

PROPOSALS OF OUR BOARD
The following proposals will be presented at the annual meeting by our board of directors.
PROPOSAL 1—THE AUDITORS RATIFICATION PROPOSAL
We are asking our stockholders to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2018.
Even if the selection of KPMG LLP is ratified, the audit committee of our board of directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if our audit committee determines that such a change would be advisable. In the event our stockholders fail to ratify the selection of KPMG LLP, our audit committee will consider it as a direction to select other auditors for the year ending December 31, 2018.
A representative of KPMG LLP is expected to be present at the annual meeting, will have the opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions.
Audit Fees and All Other Fees
The following table presents fees incurred after the November 4, 2016 split-off of our company from Liberty Interactive (the Split-Off) for professional audit services rendered by KPMG LLP for the audit of our consolidated financial statements for 2017 and 2016, and fees billed for other services rendered by KPMG LLP:
	2017(1)	2016(1)

Audit fees	$1,027,600	1,817,200
Audit related fees	—	—
Audit and audit related fees	1,027,600	1,817,200
Tax fees(2)	4,631,500	981,700
Total fees	$5,659,100	2,798,900

(1)
Such fees with respect to 2016 and 2017 exclude audit fees, audit related fees and tax fees billed by Ernst & Young LLP to Expedia (formerly Expedia, Inc.) for services rendered. Expedia is a separate public company and its audit fees, audit related fees and tax fees are reviewed and approved by the audit committee of the board of directors of Expedia.

(2)
Tax fees consist of tax compliance and consultations regarding the tax implications of certain transactions. For 2017, such fees primarily relate to services provided to Expedia.

Our audit committee has considered whether the provision of services by KPMG LLP to our company other than auditing is compatible with KPMG LLP maintaining its independence and believes that the provision of such other services is compatible with KPMG LLP maintaining its independence.
Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor
Our audit committee has adopted a policy regarding the pre-approval of all audit and permissible non-audit services provided by our independent auditor. Pursuant to this policy, our audit committee has approved the engagement of our independent auditor to provide the following services (all of which are collectively referred to as pre-approved services):
•
audit services as specified in the policy, including (i) financial audits of our company and our subsidiaries, (ii) services associated with registration statements, periodic reports and other documents filed or issued in connection with securities offerings (including comfort letters and consents), (iii) attestations of management reports on our internal controls and (iv) consultations with management as to accounting or disclosure treatment of transactions;

•
audit related services as specified in the policy, including (i) due diligence services, (ii) financial statement audits of employee benefit plans, (iii) consultations with management as to the accounting or disclosure treatment of transactions, (iv) attest services not required by statute or regulation, (v) certain audits incremental to the audit of our consolidated financial statements, (vi) closing balance sheet audits related to dispositions, and (vii) general assistance with implementation of the requirements of certain Securities and Exchange Commission (SEC) rules or listing standards; and

Liberty Expedia Holdings, Inc. 2018 Proxy Statement | 9

•
tax services as specified in the policy, including federal, state, local and international tax planning, compliance and review services, and tax due diligence and advice regarding mergers and acquisitions.

Notwithstanding the foregoing general pre-approval, if, in the reasonable judgment of Liberty Expedia’s Chief Financial Officer, an individual project involving the provision of pre-approved services to Liberty Expedia or its subsidiaries (other than Expedia or Expedia’s subsidiaries) is likely to result in fees in excess of  $50,000, if an individual project involving the provision of any pre-approved services to Expedia or Expedia’s subsidiaries is likely to result in fees exceeding $200,000 or if individual projects (other than projects for Expedia) under $50,000 are likely to total $250,000 during the period between the regularly scheduled meetings of the audit committee, then such projects will require the specific pre-approval of our audit committee. Our audit committee has delegated the authority for the foregoing approvals to the chairman of the audit committee, subject to his subsequent disclosure to the entire audit committee of the granting of any such approval. Gregg L. Engles currently serves as the chairman of our audit committee. In addition, the independent auditor is required to provide a report at each regularly scheduled audit committee meeting on all pre-approved services incurred during the preceding quarter. Any engagement of our independent auditors for services other than the pre-approved services requires the specific approval of our audit committee.
Our pre-approval policy prohibits the engagement of our independent auditor to provide any services that are subject to the prohibition imposed by Section 201 of the Sarbanes-Oxley Act.
All services provided by our independent auditor during 2017 were approved in accordance with the terms of the policy.
Vote and Recommendation
The affirmative vote of a majority of the combined voting power of the outstanding shares of our common stock that are present in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class, is required to approve the auditors ratification proposal.
Our board of directors unanimously recommends a vote “FOR” the auditors ratification proposal.
10 | Liberty Expedia Holdings, Inc. 2018 Proxy Statement

PROPOSAL 2—THE ELECTION OF COMMON STOCK DIRECTORS PROPOSAL
Board of Directors
Our board of directors currently consists of seven directors, five of whom are designated as Common Stock Directors (the Common Stock Directors) and are elected by the holders of our outstanding shares of LEXEA and LEXEB, and two of whom are designated as Series B Directors (the Series B Directors) and are elected by holders of our outstanding shares of LEXEB. Our Common Stock Directors, whose terms will expire at the annual meeting, are John C. Malone, Stephen M. Brett, Gregg L. Engles, Scott W. Schoelzel and Christopher W. Shean. These directors are nominated for election to our board to continue to serve as Common Stock Directors, and we have been informed that each of these directors is willing to continue to serve as a director of our company. The term of the Common Stock Directors who are elected at the annual meeting will expire at the annual meeting of our stockholders in the year 2019. The term of our Series B Directors is discussed in “—Proposal 3—The Election of Series B Directors Proposal.”
If any Common Stock Director nominee should decline election or should become unable to serve as a Common Stock Director of our company for any reason before election at the annual meeting, votes will be cast by the persons appointed as proxies for a substitute nominee, if any, designated by the board of directors, subject to the provisions of our bylaws and the Transaction Agreement.
The following lists the five nominees for election as Common Stock Directors at the annual meeting, and includes as to each person how long such person has been a director of our company, such person’s professional background, other public company directorships and other factors considered in the determination that such person possesses the requisite qualifications and skills to serve as a member of our board of directors. The number of shares of our common stock beneficially owned by each director is set forth in this proxy statement under the caption “Security Ownership of Certain Beneficial Owners and Management.”
Nominees for Election as Common Stock Directors
John C. Malone
•
Age: 77

•
Chairman of the Board of our company.

•
Professional Background: Mr. Malone has served as the Chairman of the Board of our company since November 2016. He served as Chairman of the Board of Liberty Interactive, including its predecessor, from its inception in 1994 until March 2018 and served as Liberty Interactive’s Chief Executive Officer from August 2005 to February 2006. Mr. Malone served as Chairman of the Board of Tele-Communications, Inc. (TCI) from November 1996 until March 1999, when it was acquired by AT&T Corp., and as Chief Executive Officer of TCI from January 1994 to March 1997.

•
Other Public Company Directorships: Mr. Malone has served as (i) Chairman of the Board of GCI Liberty, Inc. (GCI Liberty) since March 2018, (ii) a director of Qurate Retail, Inc. (Qurate) (formerly Liberty Interactive and including its predecessor) since 1994 and served as Chairman of the Board of Liberty Interactive (including its predecessor) from 1994 to March 2018, (iii) Chairman of the Board of Liberty Media Corporation (Liberty Media), including its predecessor, since August 2011 and as a director since December 2010, (iv) Chairman of the Board of Liberty Broadband Corporation (Liberty Broadband) since November 2014, (v) the Chairman of the Board of Liberty Global plc (LGP) since June 2013, having previously served as Chairman of the Board of Liberty Global, Inc. (LGI), LGP’s predecessor, from June 2005 to June 2013, Chairman of the Board of LGI’s predecessor, Liberty Media International, Inc. (LMI), from March 2004 to June 2005, and a director of UnitedGlobalCom, Inc., now a subsidiary of LGP, from January 2002 to June 2005, (vi) a director of Liberty Latin America Ltd. since December 2017, (vii) a director of Discovery, Inc. (Discovery), which was formerly known as Discovery Communications, Inc. (Discovery Communications), since September 2008, and a director of Discovery Communications’ predecessor Discovery Holding Company (DHC), from May 2005 to September 2008 and as Chairman of the Board from March 2005 to September 2008, (viii) a director of Charter Communications, Inc. since May 2013, and (ix) a director of Lions Gate Entertainment Corp. since March 2015. Previously, he served as (i) a director of Expedia, Inc. from December 2012 to December 2017, having previously served as a director from August 2005 to November 2012, (ii) the Chairman of the Board of

Liberty Expedia Holdings, Inc. 2018 Proxy Statement | 11

Liberty TripAdvisor Holdings, Inc. (Liberty TripAdvisor) from August 2014 to June 2015, (iii) a director of Sirius XM Holdings Inc. from April 2009 to May 2013, (iv) a director of Ascent Capital Group, Inc. from January 2010 to September 2012, (v) a director of Live Nation Entertainment, Inc. from January 2010 to February 2011, (vi) Chairman of the Board of DIRECTV and its predecessors from February 2008 to June 2010 and (vii) a director of IAC/InterActive Corp from May 2006 to June 2010.
•
Board Membership Qualifications: Mr. Malone, as President of TCI, co-founded Liberty Interactive’s former parent company and is considered one of the preeminent figures in the media and telecommunications industry. He is well known for his sophisticated problem solving and risk assessment skills.

Stephen M. Brett
•
Age: 77

•
A director of our company.

•
Professional Background: Mr. Brett has served as a director of our company since November 2016. He has been of counsel to Sherman & Howard, L.L.C., a law firm, since January 2001. Prior to that, he served as Senior Executive Vice President for AT&T Broadband from March 1999 to April 2000. He also served as Executive Vice President, General Counsel and Secretary of TCI from 1991 to 1999 and Executive Vice President, General Counsel and Secretary of United Artists from 1988 to 1991.

•
Other Public Company Directorships: Mr. Brett served as Chairman of the Board of General Communication, Inc., GCI Liberty’s predecessor (GCI) from June 2005 and as a director of GCI from January 2001, in each case, to March 2018.

•
Board Membership Qualifications: Mr. Brett brings to our board considerable experience in the telecommunications and cable industries, as well as over 40 years of experience as a corporate lawyer. He provides our board with executive leadership perspective on the legal operations and management of large public companies and risk management policies.

Gregg L. Engles
•
Age: 60

•
A director of our company.

•
Professional Background: Mr. Engles has served as a director of our company since November 2016. He has served as a partner of Capitol Peak Partners since he founded it in August 2017. He previously served as (i) Chairman of the Board and Chief Executive Officer of The WhiteWave Foods Company (WhiteWave) from October 2012 until its acquisition by Danone in April 2017 and (ii) Chief Executive Officer of Dean Foods Company, WhiteWave’s former parent company, from April 1996 until WhiteWave’s initial public offering in October 2012.

•
Other Public Company Directorships: Mr. Engles has served as a director of GCI Liberty since March 2018. Mr. Engles previously served as a director and Chairman of the Board of Dean Foods Company from April 1996 to July 2013, except when he served as its Vice-Chairman from January 2002 to May 2002. He also served as a director of Treehouse Foods, Inc. from June 2005 to May 2008.

•
Board Membership Qualifications: Mr. Engles offers our board significant operational experience gained through his senior leadership positions at WhiteWave and other large public companies. He provides our board with executive leadership perspective on the operations and management of public companies, which will assist our board in evaluating strategic opportunities.

Scott W. Schoelzel
•
Age: 59

•
A director of our company.

12 | Liberty Expedia Holdings, Inc. 2018 Proxy Statement

PROPOSAL 2—THE ELECTION OF COMMON STOCK DIRECTORS PROPOSAL
•
Professional Background: Mr. Schoelzel has served as a director of our company since November 2016. He served as Vice President and Portfolio Manager of the Janus Twenty and Janus Forty Funds from August 1997 through December 2008. Prior to managing the Janus Twenty and Janus Forty Funds, Mr. Schoelzel launched and managed the Janus Olympus Fund from December 1995 to August 1997. Prior to joining Janus in 1994, Mr. Schoelzel served as a research analyst and portfolio manager at Founders Funds, Inc. where he managed the Founders Growth Fund from October 1991 to December 1993.

•
Other Public Company Directorships: None.

•
Board Membership Qualifications: Mr. Schoelzel’s extensive background in investment analysis and management and his knowledge of finance and capital markets contribute to our board’s consideration of our capital structure and evaluation of financial opportunities and strategies and strengthen our board’s collective qualifications, skills and attributes.

Christopher W. Shean
•
Age: 52

•
Chief Executive Officer, President and a director of our company.

•
Professional Background: Mr. Shean has served as our President and Chief Executive Officer since March 2016 and as a director of our company since November 2016. He previously served as interim President and Chief Executive Officer of FTD Companies, Inc. (FTD) from November 2016 to March 2017, and has served as a director of FTD since December 2014. He also served as a Senior Vice President of Liberty Media from May 2007 to January 2016, the Chief Financial Officer from November 2011 to October 2016 and the Controller from May 2007 to October 2011. Mr. Shean served as a Senior Vice President and Chief Financial Officer of Liberty TripAdvisor from July 2013 to January 2016. He also served as a Vice President of Liberty Interactive from October 2000 to January 2002, a Senior Vice President from January 2002 to January 2016, the Controller from October 2000 to October 2011 and the Chief Financial Officer from November 2011 to October 2016. He also served as a Senior Vice President and Chief Financial Officer of Liberty Broadband from June 2014 to October 2016. He has also served as Senior Advisor to Liberty Media, Qurate (formerly Liberty Interactive) and Liberty Broadband since October 2016.

•
Other Public Company Directorships: Mr. Shean has served as a director of Expedia (formerly Expedia, Inc.) since December 2015 and as a director of FTD since December 2014. Mr. Shean previously served as a director of TripAdvisor, Inc. from February 2013 to December 2015.

•
Board Membership Qualifications: Mr. Shean has significant financial and operational experience gained through his service as Chief Financial Officer and other executive-level positions at Liberty Interactive and Liberty Media and as a former partner of KPMG LLP. As a result of his extensive business and financial experience, Mr. Shean provides valuable business, financial and risk management advice to our board of directors. Mr. Shean also possesses a high level of financial literacy and expertise regarding mergers, acquisitions, investments and other strategic transactions.

Vote and Recommendation
A plurality of the combined voting power of the outstanding shares of our common stock present in person or represented by proxy at the annual meeting and entitled to vote on the election of Common Stock Directors at the annual meeting, voting together as a single class, is required to elect Messrs. Malone, Brett, Engles, Schoelzel and Shean as Common Stock Directors of our board of directors.
Our board of directors unanimously recommends a vote “FOR” the election of each Common Stock Director nominee to our board of directors.
Liberty Expedia Holdings, Inc. 2018 Proxy Statement | 13

PROPOSAL 3—THE ELECTION OF SERIES B DIRECTORS PROPOSAL
Series B Directors
The term of our Series B Directors, Robert R. Hammond and Alexander von Furstenberg, will expire at the annual meeting. These directors are nominated for election to our board to continue to serve as Series B Directors, and we have been informed that each of these directors is willing to continue to serve as a director of our company. The term of the Series B Directors who are elected at the annual meeting will expire at the earlier of  (i) the Proxy Arrangement Termination Date or (ii) the annual meeting of our stockholders in the year 2020.
If any Series B Director nominee should decline election or should become unable to serve as a Series B Director of our company for any reason before election at the annual meeting, votes will be cast by the persons appointed as proxies for a substitute nominee, if any, designated by the board of directors, subject to the provisions of our bylaws and the Transaction Agreement.
The following lists the two nominees for election as Series B Directors at the annual meeting, and includes as to each person how long such person has been a director of our company, such person’s professional background, other public company directorships and other factors considered in the determination that such person possesses the requisite qualifications and skills to serve as a member of our board of directors. The number of shares of our common stock beneficially owned by each director is set forth in this proxy statement under the caption “Security Ownership of Certain Beneficial Owners and Management—Security Ownership of Management.”
Nominees for Election as Series B Directors
Robert R. Hammond
•
Age: 48

•
A director of our company.

•
Professional Background: Mr. Hammond has served as a director of our company since November 2016. He has been employed by Friends of the High Line as a Co-founder and Executive Director since October 2015 after serving in those positions from 1999 through December 2013. Before co-founding Friends of the High Line, Mr. Hammond supported the launch of online businesses in the health and travel commerce industries through his experience with: Genesis Direct from 1994 to 1999 where he helped launch, successfully operate and later sell hotel and airline catalogs; Body Health Resources from 1995 to 1996 where he helped develop marketing strategy to launch the Internet’s largest HIV/AIDS information resource, and later served on its board of directors from 1998 to 2008; Watch World International from 1999 to 2000 where he built and managed its e-commerce division; and National Cooperative Bank from 2000 to 2002 where he launched and managed a successful new online subsidiary for the bank.

•
Other Public Company Directorships: None.

•
Board Membership Qualifications: Mr. Hammond brings to our board his experience in business management in the e-commerce and online travel industries. His experience in successfully launching and managing online businesses assists our board in evaluating strategic opportunities for our company.

Alexander von Furstenberg
•
Age: 48

•
A director of our company.

•
Professional Background: Mr. von Furstenberg has served as a director of our company since November 2016. He currently serves as Chief Investment Officer of Ranger Global Advisors, LLC, a family office focused on value-based investing (Ranger), which he founded in June 2011. Prior to his tenure with Ranger, Mr. von Furstenberg founded Arrow Capital Management, LLC, a private investment firm focused on global public equities, where he served as Co-Managing Member and Chief Investment Officer since 2003. During the past five years, Mr. von Furstenberg has served as a member of the Board of Directors of IAC/InterActiveCorp, a leading media and Internet company, since 2008, as a member of the board of directors of W.P. Stewart & Co. Ltd., a Bermuda based asset management firm through 2013 and as a member of the board of directors of La Scogliera, a holding company with its main asset being IFIS, an Italian bank, since December 2016. Since 2001, he has acted as Chief Investment Officer of Arrow Investments, Inc., a private investment office which

14 | Liberty Expedia Holdings, Inc. 2018 Proxy Statement

PROPOSAL 3—THE ELECTION OF SERIES B DIRECTORS PROPOSAL
serves his family. In addition, Mr. von Furstenberg serves as Co-chairman of the Board of DVF Studio, a global luxury lifestyle brand. Mr. von Furstenberg is Diller’s stepson.
•
Other Public Company Directorships: Mr. von Furstenberg has been a director of Expedia (formerly Expedia, Inc.) since December 2015 and a director of IAC/InterActiveCorp since December 2008.

•
Board Membership Qualifications: Mr. von Furstenberg has private investment and board experience, as well as a high level of financial literacy. Mr. von Furstenberg’s particular insight into capital markets and investment strategy assists our board in evaluating strategic opportunities for our company.

Vote and Recommendation
A plurality of the voting power of the outstanding shares of our Series B common stock present in person or represented by proxy at the annual meeting and entitled to vote on the election of Series B Directors at the annual meeting, voting as a separate class, is required to elect Messrs. Hammond and von Furstenberg as Series B Directors of our board of directors.
Our board of directors unanimously recommends a vote “FOR” the election of each Series B Director nominee to our board of directors.
Liberty Expedia Holdings, Inc. 2018 Proxy Statement | 15

MANAGEMENT AND GOVERNANCE MATTERS
Executive Officers
The following lists the executive officers of our company (other than Christopher W. Shean, our President and Chief Executive Officer, who also serves as a director of our company and who is listed under “Proposals of Our Board—Proposal 2—The Election of Common Stock Directors Proposal”), their ages and a description of their business experience, including positions held with our company.
Name	Positions
Richard N. Baer Age: 61	Mr. Baer has served as Chief Legal Officer of our company since March 2016, Liberty Media, Qurate (formerly Liberty Interactive), Liberty Broadband and Liberty TripAdvisor since January 2016 and GCI Liberty since March 2018. He previously served as a Senior Vice President and General Counsel of Liberty Interactive and Liberty Media from January 2013 to December 2015, Liberty Broadband from June 2014 to December 2015 and Liberty TripAdvisor from July 2013 to December 2015. Previously, Mr. Baer served as Executive Vice President and Chief Legal Officer of UnitedHealth Group Incorporated from May 2011 to December 2012. He served as Executive Vice President and General Counsel of Qwest Communications International Inc. from December 2002 to April 2011 and Chief Administrative Officer from August 2008 to April 2011.
Wade D. Haufschild Age: 42	Mr. Haufschild has served as Chief Financial Officer of our company since March 2016. Mr. Haufschild has also served as a Vice President of Liberty Media (including its predecessor) since December 2011, Qurate (formerly Liberty Interactive) since January 2010, Liberty Broadband since October 2014, Liberty TripAdvisor since August 2014 and GCI Liberty since March 2018. Prior thereto, Mr. Haufschild was an accountant in the accounting firm of KPMG LLP from January 1999 to December 2009, most recently serving as a Senior Manager in its Department of Professional Practice.
Albert E. Rosenthaler Age: 58	Mr. Rosenthaler has served as Chief Corporate Development Officer of our company, Qurate (formerly Liberty Interactive), Liberty Media, Liberty Broadband and Liberty TripAdvisor since October 2016 and GCI Liberty since March 2018. He previously served as Chief Tax Officer of Liberty Interactive, Liberty Media, Liberty Broadband and Liberty TripAdvisor from January 2016 to September 2016 and our company from March 2016 to September 2016. He has also served as a Senior Vice President of Liberty Media (including its predecessor) from May 2007 to December 2015, Liberty Interactive (including its predecessors) from April 2002 to December 2015, Liberty Broadband from June 2014 to December 2015, and Liberty TripAdvisor from July 2013 to December 2015.
Our executive officers will serve in such capacities until their respective successors have been duly elected and have been qualified, or until their earlier death, resignation, disqualification or removal from office. There is no family relationship between any of our executive officers or directors, by blood, marriage or adoption, although Mr. von Furstenberg is the stepson of Mr. Diller, Chairman of the Board and Senior Executive of our consolidated subsidiary, Expedia.
During the past ten years, none of our directors or executive officers has had any involvement in such legal proceedings as would be material to an evaluation of his ability or integrity.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended (Exchange Act), requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish us with copies of all Section 16 forms they file.
16 | Liberty Expedia Holdings, Inc. 2018 Proxy Statement

MANAGEMENT AND GOVERNANCE MATTERS
Based solely on a review of the copies of the Forms 3, 4 and 5 and amendments to those forms furnished to us during our most recent fiscal year and written representations made to us by our executive officers and directors, we believe that, during the year ended December 31, 2017, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten-percent beneficial owners were met.
Code of Ethics
We have adopted a code of business conduct and ethics that applies to all of our employees, directors and officers, which constitutes our “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act. Our code of business conduct and ethics is available on our website at www.libertyexpedia.com.
Director Independence
It is our policy that a majority of the members of our board of directors be independent of our management. Pursuant to the Transaction Agreement, three of the Common Stock Directors and one of the Series B Directors shall be independent of our management. For a director to be deemed independent, our board of directors must affirmatively determine that the director has no direct or indirect material relationship with us. To assist our board of directors in determining which of our directors qualify as independent for purposes of Nasdaq rules as well as applicable rules and regulations adopted by the SEC, the nominating and corporate governance committee of our board of directors follows Nasdaq’s corporate governance rules on the criteria for director independence.
Our board of directors has determined that each of Stephen M. Brett, Gregg L. Engles, Robert R. Hammond and Scott W. Schoelzel qualifies as an independent director of our company.
Board Composition
As described above under “Proposals of Our Board—Proposal 2—The Election of Common Stock Directors Proposal” and “Proposals of Our Board—Proposal 3—The Election of Series B Directors Proposal,” our board is comprised of directors with a broad range of backgrounds and skill sets, including in media and telecommunications, private investment, corporate law and auditing. For more information on our policies with respect to board candidates, see “—Committees of the Board of Directors—Nominating and Corporate Governance Committee” below.
Board Leadership Structure
Our board has separated the positions of Chairman of the Board and Chief Executive Officer (principal executive officer). John C. Malone, one of our largest stockholders, holds the position of Chairman of the Board, leads our board and board meetings and provides strategic guidance to our Chief Executive Officer. Christopher W. Shean, our President, holds the position of Chief Executive Officer, leads our management team and is responsible for driving the performance of our company. We believe this division of responsibility effectively assists our board in fulfilling its duties.
Board Role in Risk Oversight
The board as a whole has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant board committees. Our audit committee oversees management of financial risks and risks relating to potential conflicts of interest. Our compensation committee oversees the management of risks relating to our compensation arrangements with senior officers. Our nominating and corporate governance committee oversees risks associated with the independence of the board. These committees then provide reports periodically to the full board. The oversight responsibility of the board and its committees is enabled by management reporting processes that are designed to provide visibility to the board about the identification, assessment and management of critical risks. These areas of focus include strategic, operational, financial and reporting, succession and compensation, legal and compliance, and other risks. Our management reporting processes include regular reports from our Chief Executive Officer, which are prepared with input from our senior management team, and also include input from our Internal Audit group.
Liberty Expedia Holdings, Inc. 2018 Proxy Statement | 17

Committees of the Board of Directors
Executive Committee
Our board of directors has established an executive committee, whose members are John C. Malone and Christopher W. Shean. Except as specifically prohibited by the General Corporation Law of the State of Delaware and our restated certificate of incorporation and our bylaws, the executive committee may exercise all the powers and authority of our board of directors in the management of our business and affairs, including the power and authority to authorize the issuance of shares of our capital stock.
Common Stock Director Committee
Our board of directors has established a Common Stock Director Committee, whose members are John C. Malone, Stephen M. Brett, Gregg L. Engles, Scott W. Schoelzel, and Christopher W. Shean. The Common Stock Director Committee has the power and authority to take all such actions specified in our organizational documents as to be taken by the Common Stock Directors, including the power and authority to propose persons for nomination for election as Common Stock Directors to the nominating and corporate governance committee.
Series B Director Committee
Our board of directors has established a Series B Director Committee, whose members are Robert R. Hammond and Alexander von Furstenberg. The Series B Director Committee has the power and authority to take all such actions specified in our organizational documents as to be taken by the Series B Directors, including the power and authority to propose persons for nomination for election as Series B Directors to the nominating and corporate governance committee.
Compensation Committee
Our board of directors has established a compensation committee, whose chairman is Stephen M. Brett and whose other members are Gregg L. Engles and Scott W. Schoelzel. See “—Director Independence” above.
In connection with the Split-Off, we entered into a services agreement, dated November 4, 2016, with Liberty Media (the services agreement), pursuant to which Liberty Media provides us with administrative, executive and management services. The compensation committee evaluates the services fee under the services agreement on at least an annual basis. In addition, the compensation committee may approve incentive awards or other forms of compensation to employees of Liberty Media who are providing services to our company, which employees include our executive officers.
If we engage a chief executive officer, chief financial officer, chief legal officer, chief tax officer or chief corporate development officer to perform services for our company outside the services agreement, the compensation committee will review and approve corporate goals and objectives relevant to the compensation of any such person. The compensation committee also oversees the compensation of the chief executive officers of our non-public operating subsidiaries. For a description of our current processes and policies for consideration and determination of executive compensation, including the role of our Chief Executive Officer in determining or recommending amounts and/or forms of compensation, see “Executive Compensation—Compensation Discussion and Analysis.”
Our board of directors has adopted a written charter for the compensation committee, which is available on our website at www.libertyexpedia.com.
Compensation Committee Report
The compensation committee has reviewed and discussed with our management the “Compensation Discussion and Analysis” included under “Executive Compensation” below. Based on such review and discussions, the compensation committee recommended to our board of directors that the “Compensation Discussion and Analysis” be included in this proxy statement.
Submitted by the Members of the Compensation Committee
Stephen M. Brett
Gregg L. Engles
Scott W. Schoelzel
18 | Liberty Expedia Holdings, Inc. 2018 Proxy Statement

MANAGEMENT AND GOVERNANCE MATTERS
Compensation Committee Interlocks and Insider Participation
No member of our compensation committee during 2017 is or has been an officer or employee of our company, or has engaged in any related party transaction in which our company was a participant.
Nominating and Corporate Governance Committee
Our board of directors has established a nominating and corporate governance committee, whose chairman is Scott W. Schoelzel and whose other members are Stephen M. Brett and Gregg L. Engles. See “—Director Independence” above.
The nominating and corporate governance committee identifies individuals qualified to become board members consistent with criteria established or approved by our board of directors from time to time, identifies director nominees for upcoming annual meetings, develops corporate governance guidelines applicable to our company and oversees the evaluation of our board and management.
The nominating and corporate governance committee will consider candidates for director recommended by any stockholder provided that such recommendations are properly submitted. Eligible stockholders wishing to recommend a candidate for nomination as a director should send the recommendation in writing to the Corporate Secretary, Liberty Expedia Holdings, Inc., 12300 Liberty Boulevard, Englewood, Colorado 80112. Stockholder recommendations must be made in accordance with our bylaws, as discussed under “Stockholder Proposals” below, and contain the following information:
•
the name and address of the proposing stockholder and the beneficial owner, if any, on whose behalf the nomination is being made, and documentation indicating the number of shares of our common stock owned beneficially and of record by such person and the holder or holders of record of those shares, together with a statement that the proposing stockholder is recommending a candidate for nomination as a director;

•
the candidate’s name, age, business and residence addresses, principal occupation or employment, business experience, educational background and any other information relevant in light of the factors considered by the nominating and corporate governance committee in making a determination of a candidate’s qualifications, as described below;

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a statement detailing any relationship, arrangement or understanding between the proposing stockholder and/or beneficial owner(s), if different, and any other person(s) (including their names) under which the proposing stockholder is making the nomination and any affiliates or associates (as defined in Rule 12b-2 of the Exchange Act) of such proposing stockholder(s) or beneficial owner (each a Proposing Person);

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a statement detailing any relationship, arrangement or understanding that might affect the independence of the candidate as a member of our board of directors;

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any other information that would be required under SEC rules in a proxy statement soliciting proxies for the election of such candidate as a director;

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a representation as to whether the Proposing Person intends (or is part of a group that intends) to deliver any proxy materials or otherwise solicit proxies in support of the director nominee;

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a representation by each Proposing Person who is a holder of record of our common stock as to whether the notice is being given on behalf of the holder of record and/or one or more beneficial owners, the number of shares held by any beneficial owner along with evidence of such beneficial ownership and that such holder of record is entitled to vote at the annual stockholders meeting and intends to appear in person or by proxy at the annual stockholders meeting at which the person named in such notice is to stand for election;

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a written consent of the candidate to be named in the proxy statement and to serve as a director, if nominated and elected;

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a representation as to whether the Proposing Person has received any financial assistance, funding or other consideration from any other person regarding the nomination (a Stockholder Associated Person) (including the details of such assistance, funding or consideration); and

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a representation as to whether and the extent to which any hedging, derivative or other transaction has been entered into with respect to our company within the last six months by, or is in effect with respect to, the Proposing Person, any person to be nominated by the proposing stockholder or any Stockholder Associated Person, the effect or intent of which transaction is to mitigate loss to or manage risk or benefit of share price

Liberty Expedia Holdings, Inc. 2018 Proxy Statement | 19

changes for, or increase or decrease the voting power of, the Proposing Person, its nominee, or any such Stockholder Associated Person.
Until the Proxy Arrangement Termination Date, (i) only holders of our Series B common stock are entitled to nominate persons for election to our board of directors as Series B Directors in accordance with our bylaws, and (ii) only holders of our Series A common stock and holders of our Series B common stock are entitled to nominate persons for election to our board of directors as Common Stock Directors in accordance with our bylaws.
In connection with its evaluation, the nominating and corporate governance committee may request additional information from the proposing stockholder and the candidate. The nominating and corporate governance committee has sole discretion to decide which individuals to recommend for nomination as directors.
To be nominated to serve as a director, a nominee need not meet any specific minimum criteria. However, the nominating and corporate governance committee believes that nominees for director should possess the highest personal and professional ethics, integrity, values and judgment and should be committed to the long-term interests of our stockholders. When evaluating a potential director nominee, including one recommended by a stockholder, the nominating and corporate governance committee will take into account a number of factors, including, but not limited to, the following:
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independence from management;

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his or her unique background, including education, professional experience and relevant skill sets;

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judgment, skill, integrity and reputation;

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existing commitments to other businesses as a director, executive or owner;

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personal conflicts of interest, if any; and

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the size and composition of the existing board of directors, including whether the potential director nominee would positively impact the composition of the board by bringing a new perspective or viewpoint to the board of directors.

The nominating and corporate governance committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. The nominating and corporate governance committee does not have a formal policy with respect to diversity; however, our board and the nominating and corporate governance committee believe that it is important that our board members represent diverse viewpoints.
When seeking candidates for director, the nominating and corporate governance committee may solicit suggestions from incumbent directors, management, stockholders and others. After conducting an initial evaluation of a prospective nominee, the nominating and corporate governance committee will interview that candidate if it believes the candidate might be suitable to be a director. The nominating and corporate governance committee may also ask the candidate to meet with management. If the nominating and corporate governance committee believes a candidate would be a valuable addition to our board of directors, it may recommend to the full board that candidate’s nomination and election.
Prior to nominating an incumbent director for re-election at an annual meeting of stockholders, the nominating and corporate governance committee will consider the director’s past attendance at, and participation in, meetings of the board of directors and its committees and the director’s formal and informal contributions to the various activities conducted by the board and the board committees of which such individual is a member.
The members of our nominating and corporate governance committee have determined that Messrs. Malone, Brett, Engles, Schoelzel and Shean, who are nominated for election as Common Stock Directors at the annual meeting, and Messrs. Hammond and von Furstenberg, who are nominated for election as Series B Directors continue to be qualified to serve as directors of our company and such nomination was approved by the entire board of directors.
Our board of directors has adopted a written charter for the nominating and corporate governance committee. Our board of directors has also adopted corporate governance guidelines, which were developed by the nominating and corporate governance committee. The charter and the corporate governance guidelines are available on our website at www.libertyexpedia.com.
20 | Liberty Expedia Holdings, Inc. 2018 Proxy Statement

MANAGEMENT AND GOVERNANCE MATTERS
Audit Committee
Our board of directors has established an audit committee, whose chairman is Gregg L. Engles and whose other members are Stephen M. Brett and Scott W. Schoelzel. See “—Director Independence” above.
Our board of directors has determined that Mr. Engles is our company’s “audit committee financial expert” under applicable SEC rules and regulations. The audit committee reviews and monitors the corporate financial reporting and the internal and external audits of our company. The committee’s functions include, among other things:
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appointing or replacing our independent auditors;

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reviewing and approving in advance the scope and the fees of our annual audit and reviewing the results of our audits with our independent auditors;

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reviewing and approving in advance the scope and the fees of non-audit services of our independent auditors;

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reviewing compliance with and the adequacy of our existing major accounting and financial reporting policies;

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reviewing our management’s procedures and policies relating to the adequacy of our internal accounting controls and compliance with applicable laws relating to accounting practices;

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confirming compliance with applicable SEC and stock exchange rules; and

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preparing a report for our annual proxy statement.

Our board of directors has adopted a written charter for the audit committee, which is available on our website at www.libertyexpedia.com.
Audit Committee Report
Each member of the audit committee is an independent director as determined by our board of directors, based on the listing standards of Nasdaq. Each member of the audit committee also satisfies the SEC’s independence requirements for members of audit committees. Our board of directors has determined that Mr. Engles is an “audit committee financial expert” under applicable SEC rules and regulations.
The audit committee reviews our financial reporting process on behalf of our board of directors. Management has primary responsibility for establishing and maintaining adequate internal controls, for preparing financial statements and for the public reporting process. Our independent auditor, KPMG LLP, is responsible for expressing opinions on the conformity of our audited consolidated financial statements with U.S. generally accepted accounting principles. Our independent auditor also expresses its opinion as to the effectiveness of our internal control over financial reporting.
Our audit committee has reviewed and discussed with management and KPMG LLP our most recent audited consolidated financial statements, as well as management’s assessment of the effectiveness of our internal control over financial reporting and KPMG LLP’s evaluation of the effectiveness of our internal control over financial reporting. Our audit committee has also discussed with KPMG LLP the matters required to be discussed by the Public Company Accounting Oversight Board Auditing Standard No. 1301, Communications with Audit Committees, including that firm’s judgment about the quality of our accounting principles, as applied in its financial reporting.
KPMG LLP has provided our audit committee with the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP’s communications with the audit committee concerning independence, and the audit committee has discussed with KPMG LLP that firm’s independence from the company and its subsidiaries.
Based on the reviews, discussions and other considerations referred to above, our audit committee recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2017 (the 2017 Form 10-K), which was filed on February 14, 2018 with the SEC.
Submitted by the Members of the Audit Committee

Gregg L. Engles
Stephen M. Brett
Scott W. Schoelzel
Liberty Expedia Holdings, Inc. 2018 Proxy Statement | 21

Other
Our board of directors, by resolution, may from time to time establish other committees of our board of directors, consisting of one or more of our directors. Any committee so established will have the powers delegated to it by resolution of our board of directors, subject to applicable law.
Board Meetings
During 2017, there were five meetings of our full board of directors, no meetings of our executive committee, three meetings of our compensation committee, one meeting of our nominating and corporate governance committee and six meetings of our audit committee.
Director Attendance at Annual Meetings
Our board of directors encourages all members of the board to attend the 2018 annual meeting of our stockholders, and four of our board members attended our 2017 annual meeting of our stockholders.
Stockholder Communication with Directors
Our stockholders may send communications to our board of directors or to individual directors by mail addressed to the Board of Directors or to an individual director c/o Liberty Expedia Holdings, Inc., 12300 Liberty Boulevard, Englewood, Colorado 80112. All such communications from stockholders will be forwarded to our directors on a timely basis.
Executive Sessions
In 2017, the independent directors of our company, then serving, met at three executive sessions without management participation.
Any interested party who has a concern regarding any matter that it wishes to have addressed by our independent directors, as a group, at an upcoming executive session may send its concern in writing addressed to Independent Directors of Liberty Expedia Holdings, Inc., c/o Liberty Expedia Holdings, Inc., 12300 Liberty Boulevard, Englewood, Colorado 80112. The current independent directors of our company are Stephen M. Brett, Gregg L. Engles, Robert R. Hammond and Scott W. Schoelzel.
22 | Liberty Expedia Holdings, Inc. 2018 Proxy Statement

EXECUTIVE COMPENSATION
This section sets forth information relating to, and an analysis and discussion of, compensation paid by our company to the following persons (who we collectively refer to as our named executive officers):
•
Christopher W. Shean, our Chief Executive Officer and President; and

•
Wade D. Haufschild, our Chief Financial Officer.

Pursuant to the services agreement, employees of Liberty Media perform management services for our company for a monthly fee, which is reviewed quarterly by the audit committees of our company and Liberty Media. As described above, our executive officers are comprised of Messrs. Shean, Haufschild, Baer and Rosenthaler, each of whom is an employee of Liberty Media and provides executive services to our company under the services agreement. Our executive officers are not separately compensated by our company other than with respect to any equity awards relating to our common stock that our compensation committee may determine to grant. Our named executive officers did not receive any equity awards relating to our common stock in 2017. Because we did not pay any cash compensation or grant any equity awards to Messrs. Baer and Rosenthaler with respect to 2017, Messrs. Baer and Rosenthaler are not considered “named executive officers” of our company for purposes of the Exchange Act and the rules adopted by the SEC.
Compensation Discussion and Analysis
Compensation Overview
Services Agreement
In connection with the Split-Off, we entered into the services agreement with Liberty Media in November 2016, pursuant to which Liberty Media provides to our company certain administrative and management services, and we pay Liberty Media a monthly management fee, the amount of which is subject to semi-annual review (and at least an annual review by our compensation committee). As a result, employees, including our named executive officers, who provide services to our company pursuant to the services agreement are not separately compensated by our company other than with respect to equity awards with respect to our common stock. For the year ended December 31, 2017, we accrued management fees payable to Liberty Media under the services agreement of  $3.40 million.
Role of Chief Executive Officer in Compensation Decisions; Setting Executive Compensation
Mr. Shean did not have any role in making compensation decisions for the year ended December 31, 2017.
Prospectively, Mr. Shean may make recommendations with respect to any equity compensation to be awarded to our executive officers. As a result of the management fee paid to Liberty Media, the compensation committee does not expect to provide any cash compensation to the executive officers, rather it may determine to separately compensate the executive officers with equity incentive compensation. It is expected that our Chief Executive Officer, in making any related recommendations to our compensation committee, will evaluate the performance and contributions of each of our executive officers, given his respective area of responsibility, and, in doing so, will consider various qualitative factors such as:
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the executive officer’s experience and overall effectiveness;

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the executive officer’s performance;

•
the responsibilities of the executive officer, including any changes to those responsibilities over the year; and

•
the executive officer’s demonstrated leadership and management ability.

At the 2017 annual stockholder meeting, stockholders representing a majority of the aggregate voting power of Liberty Expedia present and entitled to vote on its say-on-pay proposal approved, on an advisory basis, Liberty Expedia’s executive compensation, as disclosed in our proxy statement for the 2017 annual meeting of stockholders. No material changes were implemented to our executive compensation program as a result of this vote. In addition, at the 2017 annual meeting of stockholders, stockholders elected to hold a say-on-pay vote every three years.
Equity Incentive Compensation
None of our executive officers, including our named executive officers, received any equity incentive compensation from our company during 2017. The equity awards held by our named executive officers and reported below
Liberty Expedia Holdings, Inc. 2018 Proxy Statement | 23

in “—Outstanding Equity Awards at Fiscal Year-End” (other than a one-time grant of 8,432 restricted stock units with respect to shares of LEXEA (the 2016 RSU award) granted to Mr. Shean in 2016 after the Split-Off) were issued as a result of the anti-dilution adjustments applied to their outstanding equity awards relating to Liberty Interactive’s Liberty Ventures common stock at the time of the completion of the Split-Off, including their outstanding unvested multi-year grants described below.
Consistent with our compensation philosophy, our compensation committee believes in aligning the interests of the named executive officers with those of our stockholders and may grant awards of stock-based incentive compensation in the future to further align their interests. This will ensure that our executives have a continuing stake in our long-term success.
The Liberty Expedia Holdings, Inc. 2016 Omnibus Incentive Plan (Effective November 4, 2016), as amended (the incentive plan), provides for the grant of a variety of incentive awards, including stock options, restricted shares, restricted stock units (RSUs), stock appreciation rights (SARs) and performance awards. Our compensation committee has a preference for grants of stock options and awards of restricted stock or restricted stock units (as compared with other types of available awards under the incentive plan) based on the belief that they better promote retention of key employees through the continuing, long-term nature of an equity investment. It is the policy of our compensation committee that stock options be awarded with an exercise price equal to fair market value on the date of grant, typically measured by reference to the closing price on the grant date.
Prior to the Split-Off, the Liberty Interactive compensation committee (and prior to September 2011 when Liberty Media’s former parent company was split off from its former parent company, Liberty Interactive, the Liberty Interactive compensation committee) determined to make larger grants (equaling approximately four to five years’ value of the annual grants made in years prior to 2009) that vest between four and five years after grant, rather than making annual grants over the same period. These multi-year stock option grants provide for back-end weighted vesting and generally expire seven to ten years after grant to encourage executives to remain with the company over the long-term and to better align their interests with those of the stockholders. In that regard, multi-year awards were granted to our executive officers prior to the Split-Off, including to our named executive officers, and, accordingly, the multi-year awards were adjusted in connection with the Split-Off pursuant to the anti-dilution provisions of the incentive plans under which they were granted.
Policy on Restatements
In those instances where we grant equity-based incentive compensation, we expect to include in the related agreement with the executive a right, in favor of our company, to require the executive to repay or return to the company any cash, stock or other incentive compensation (including proceeds from the disposition of shares received upon exercise of options or stock appreciation rights). That right will arise if  (1) a material restatement of any of our financial statements is required and (2) in the reasonable judgment of our compensation committee, (A) such restatement is due to material noncompliance with any financial reporting requirement under applicable securities laws and (B) such noncompliance is a result of misconduct on the part of the executive. In determining the amount of such repayment or return, our compensation committee may take into account, among other factors it deems relevant, the extent to which the market value of the applicable series of our common stock was affected by the errors giving rise to the restatement. The cash, stock or other compensation that we may require the executive to repay or return must have been received by the executive during the 12-month period beginning on the date of the first public issuance or the filing with the SEC, whichever occurs earlier, of the financial statement requiring restatement. The compensation required to be repaid or returned will include (1) cash or company stock received by the executive (A) upon the exercise during that 12-month period of any stock appreciation right held by the executive or (B) upon the payment during that 12-month period of any incentive compensation, the value of which is determined by reference to the value of company stock, and (2) any proceeds received by the executive from the disposition during that 12-month period of company stock received by the executive upon the exercise, vesting or payment during that 12-month period of any award of equity-based incentive compensation.
24 | Liberty Expedia Holdings, Inc. 2018 Proxy Statement

EXECUTIVE COMPENSATION
Summary Compensation Table
Name and Principal Position (as of 12/31/17)	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Christopher W. Shean President and Chief Executive Officer	2017	—	—	—	—	—	—	—	—
	2016	—	—	349,085	—	—	—	—	349,085
Wade D. Haufschild Chief Financial Officer	2017	—	—	—	—	—	—	—	—
	2016	—	—	—	—	—	—	—	—
(1)
Reflects the grant date fair value of the 2016 RSU award granted to Mr. Shean, which has been computed based on the closing price of LEXEA shares on the grant date in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures.

Executive Compensation Arrangements
Christopher W. Shean
2016 RSU Award
On December 15, 2016, our compensation committee granted to Mr. Shean 8,432 RSUs with respect to shares of LEXEA. The 2016 RSU award will vest in three equal annual installments (each such installment, a tranche) on the first, second and third anniversary of the grant date (each, a Vesting Date), in each case, subject to Mr. Shean being employed on the applicable Vesting Date.
If Mr. Shean’s employment with our company is terminated without cause (as defined in the incentive plan) before December 15, 2019, then a pro rata portion of each tranche that is not fully vested on the date of such termination (the Termination Date) will vest as of the Termination Date, such pro rata portion with respect to each such tranche to be equal to the product of  (i) the number of RSUs in such tranche that are not vested on the Termination Date, multiplied by (ii) a fraction, the numerator of which is the number of calendar days that have elapsed from December 15, 2016 through the Termination Date plus an additional 365 calendar days, and the denominator of which is the number of days in the entire vesting period for such tranche (in no event to exceed the total number of unvested RSUs in such tranche as of the Termination Date). The vesting period for each tranche is the period that begins on December 15, 2016 and ends on the Vesting Date for such tranche.
If Mr. Shean’s employment with our company terminates by reason of his death or disability, any unvested portion of the RSUs, as well as any related unpaid dividend equivalents, will vest immediately.
If Mr. Shean’s employment with our company terminates for any reason other than a termination by our company without cause or as a result of his death or disability (as defined in the incentive plan), Mr. Shean will immediately forfeit any RSUs and related unpaid dividend equivalents that were unvested as of the date of his termination.
Upon a board change or control purchase (in each case, as defined in the incentive plan) after December 15, 2016, the incentive plan provides that the RSUs and any related unpaid dividend equivalents will vest in full. If an approved transaction (as defined in the incentive plan) occurs after December 15, 2016, all outstanding, unvested RSUs, and any related unpaid dividend equivalents, will fully vest immediately before the consummation of the approved transaction. In addition, if an approved transaction occurs after December 15, 2016, Mr. Shean’s award agreement provides that the compensation committee may not determine that the RSUs and any related unpaid dividend equivalents will remain unvested if new or substitute awards are given to Mr. Shean.
Equity Incentive Plans
The incentive plan is designed to provide additional remuneration to officers, employees, nonemployee directors and independent contractors for service to our company and to encourage those persons’ investment in our company. Non-qualified stock options, SARs, restricted shares, RSUs, cash awards, performance awards or any combination of the foregoing may be granted under the incentive plan (collectively, awards). The maximum number of shares of our common stock with respect to which awards may be granted is 3,700,000, subject to anti-dilution and other adjustment provisions of the incentive plan. With limited exceptions, under the incentive plan, no person may be granted in any calendar year awards covering more than 500,000 shares of our common stock, subject to
Liberty Expedia Holdings, Inc. 2018 Proxy Statement | 25

anti-dilution and other adjustment provisions of the incentive plan. In addition, no person may receive payment for cash awards during any calendar year in excess of  $10 million and no nonemployee director may be granted during any calendar year awards having a value (as determined on the grant date of such award) in excess of $1.5 million. Shares of our common stock issuable pursuant to awards will be made available from either authorized but unissued shares or shares that have been issued but reacquired by our company. The incentive plan is administered by the compensation committee of our board of directors, other than awards granted to nonemployee directors which may be administered by our full board of directors or the compensation committee.
In connection with the Split-Off, new equity incentive awards with respect to our common stock (new Liberty Expedia awards) were issued in connection with adjustments made to outstanding equity incentive awards with respect to shares of Liberty Interactive’s Liberty Ventures common stock which had been granted to various directors, officers and employees and consultants of Liberty Interactive and certain of its subsidiaries pursuant to the various stock incentive plans administered by the Liberty Interactive board of directors or the compensation committee thereof. These new Liberty Expedia awards were issued pursuant to the Liberty Expedia Holdings, Inc. Transitional Stock Adjustment Plan (the transitional plan), which governs the terms and conditions of the new Liberty Expedia awards but cannot be used to make any additional grants following the Split-Off.
Pay Ratio Information
We are providing the following information about the relationship of the median annual total compensation of our employees and the total compensation of Mr. Shean, our chief executive officer on December 31, 2017, pursuant to the SEC’s pay ratio disclosure rules set forth in Item 402(u) of Regulation S-K. We believe our pay ratio is a reasonable estimate calculated in a manner consistent with the SEC’s pay ratio disclosure rules. However, because these rules provide flexibility in determining the methodology, assumptions and estimates used to determine pay ratios and the fact that workforce composition issues differ significantly between companies, our pay ratio may not be comparable to the pay ratios reported by other companies.
To identify our median employee, we first determined our employee population as of November 1, 2017 (the determination date), which consisted of domestic U.S. and international employees, representing all full-time, part-time, seasonal and temporary employees, including hourly employees, as well as interns, trainees and fixed-term contractors who are paid directly by our company and/or our consolidated subsidiaries, Expedia and Vitalize, LLC, on that date. Using information from our payroll records and foreign exchange rates in effect on the determination date, we then measured each employee’s compensation, consisting of  (i) annualized base salary for non-hourly employees as of the determination date (or, for hourly employees, an annual salary based on hourly rates and total scheduled 2017 hours as of the determination date), (ii) annual cash bonuses at target and (iii) long-term equity incentive awards at target. We did not annualize the compensation of employees who were new hires or took a leave of absence in 2017. Also, we did not annualize the compensation of our temporary or seasonal employees. In addition, we did not make any cost-of-living adjustments to the compensation information.
Once we identified our median employee, we then determined that employee’s total compensation, including any perquisites and other benefits, in the same manner that we determined the total compensation of our named executive officers for purposes of the Summary Compensation Table above. The ratio of our chief executive officer’s total annual compensation to that of the median employee was as follows:
Chief Executive Officer Total Annual Compensation	$0
Median Employee Total Annual Compensation	$78,920
Ratio of Chief Executive Officer to Median Employee Total Annual Compensation	0:1
26 | Liberty Expedia Holdings, Inc. 2018 Proxy Statement

EXECUTIVE COMPENSATION
Grants of Plan-Based Awards
No plan-based incentive awards were granted during the year ended December 31, 2017 to the named executive officers.
Outstanding Equity Awards at Fiscal Year-End
The following table contains information regarding unexercised options and unvested RSUs which were outstanding as of December 31, 2017 and held by the named executive officers.
	Option awards				Stock awards
Name	Number of securities underlying unexercised options (#) Exercisable	Number of securities underlying unexercised options (#) Unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity Incentive Plan Awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive Plan Awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Christopher W. Shean
Option Awards
LEXEA	18,951	—	15.02	03/19/2020	—	—	—	—
LEXEA	17,592	—	22.54	03/19/2020	—	—	—	—
LEXEA	8,149	4,076(1)	40.49	03/04/2022	—	—	—	—
LEXEA	—	20,343(2)	40.49	03/04/2023	—	—	—	—
RSU Award
LEXEA	—	—	—	—	5,622(3)	249,223	—	—
Wade D. Haufschild
Option Awards
LEXEA	1,729	—	15.02	03/19/2020	—	—	—	—
LEXEA	4,945	—	22.54	03/19/2020	—	—	—	—
LEXEA	2,010	1,006(1)	43.03	05/12/2022	—	—	—	—
LEXEA	—	7,820(2)	43.03	05/12/2023	—	—	—	—
(1)
Vested on March 4, 2018.

(2)
Vests 50% on December 31, 2019 and 50% on December 31, 2020.

(3)
Vests 50% on December 15, 2018 and 50% on December 15, 2019.

Liberty Expedia Holdings, Inc. 2018 Proxy Statement | 27

Option Exercises and Stock Vested
The following table sets forth information concerning the vesting of RSUs held by our named executive officers during the year ended December 31, 2017. Messrs. Shean and Haufschild did not exercise any options during 2017.
	Option Awards		Stock Awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting ($)
Christopher W. Shean
LEXEA	—	—	5,490	249,374
Wade D. Haufschild
LEXEA	—	—	827	37,984
Potential Payments Upon Termination or Change-in-Control
The following table sets forth the potential payments to our named executive officers if their employment with our company had terminated or a change in control had occurred, in each case, as of December 29, 2017, which was the last business day of our last completed fiscal year. In the event of such a termination or change in control, the actual amounts may be different due to various factors. In addition, we may enter into new arrangements or modify these arrangements from time to time.
The amounts provided in the tables are based on the closing market price on December 29, 2017 for our Series A common stock, which was $44.33 per share. The value of the options shown in the table is based on the spread between the exercise price of the award and the applicable closing market price. The value of the RSUs shown in the table is based on the applicable closing market price and the number of unvested RSUs.
The circumstances giving rise to these potential payments and a brief summary of the provisions governing their payout are described below and in the footnotes to the table (other than those described under “—Executive Compensation Arrangements,” which are incorporated by reference herein):
Voluntary Termination
Each of the named executive officers holds equity awards that were issued under the transitional plan, and Mr. Shean holds the 2016 RSU award which was issued under the incentive plan. Under these plans and the related award agreements, in the event of a voluntary termination of his employment with our company for any reason, each named executive officer would only have a right to the equity grants that vested prior to his termination date. Mr. Shean and Mr. Haufschild are not entitled to any severance payments or other benefits upon a voluntary termination of his respective employment for any reason.
Termination for Cause
All outstanding equity grants constituting options, whether unvested or vested but not yet exercised, and all equity grants constituting unvested RSUs under the existing incentive plans would be forfeited by any named executive officer who is terminated for “cause.” Unless there is a different definition in the applicable award agreement, both the transitional plan (which governs the awards other than the 2016 RSU award) and the incentive plan define “cause” as insubordination, dishonesty, incompetence, moral turpitude, other misconduct of any kind and the refusal to perform his duties and responsibilities for any reason other than illness or incapacity; provided that, if such termination is within 12 months after a change in control (as described below), “cause” means a felony conviction for fraud, misappropriation or embezzlement.
Termination Without Cause
Pursuant to the award agreement for the 2016 RSU award, Mr. Shean’s 2016 RSU award is subject to partial acceleration upon a termination of his employment without cause. See “—Executive Compensation Arrangements—Christopher W. Shean” above for additional entitlements.
28 | Liberty Expedia Holdings, Inc. 2018 Proxy Statement

EXECUTIVE COMPENSATION
Subject to the timely delivery of a general release agreement in favor of the company, Mr. Shean’s and Mr. Haufschild’s multi-year awards provide for vesting upon a termination of employment without cause of those options that would have vested during the 12-month period following the termination date if such person had remained an employee, plus a pro rata portion of the remaining unvested options based on the portion of the vesting period elapsed through the termination date.
As of December 29, 2017, Mr. Shean’s and Mr. Haufschild’s only other unvested equity awards were standard stock option awards vesting on March 4 of each of 2016, 2017 and 2018 granted under the transitional plan. Subject to the holder’s timely delivery of a general release agreement in favor of our company, the standard stock option awards provide for vesting upon a termination of employment without cause of those options that would have vested during the 12-month period following the termination date if such person had remained an employee. Mr. Shean and Mr. Haufschild are not entitled to any severance pay or other benefits upon a termination without cause.
Death
In the event of death of any of the named executive officers, the incentive plans and applicable award agreements provide for vesting in full of any outstanding options and the lapse of restrictions on any RSU awards. See “Executive Compensation Arrangements” above. None of the named executive officers is entitled to any severance pay or other benefits upon a termination due to death.
Disability
If the employment of any of the named executive officers is terminated due to disability, which is defined in the incentive plans or applicable award agreements, such plans or agreements provide for vesting in full of any outstanding options and the lapse of restrictions on any RSU awards. See “Executive Compensation Arrangements” above. None of the named executive officers is entitled to any severance pay or other benefits upon a termination due to disability.
Change in Control
In case of a change in control, the incentive plans provide for vesting in full of Mr. Shean’s 2016 RSU award and any outstanding options held by the named executive officers. A change in control is generally defined as:
•
The acquisition by a non-exempt person (as defined in the incentive plans) of beneficial ownership of at least 20% of the combined voting power of the then outstanding shares of our company ordinarily having the right to vote in the election of directors, other than pursuant to a transaction approved by our board of directors.

•
The individuals constituting our board of directors over any two consecutive years in the case of periods following the Proxy Arrangement Termination Date (or any single year in the case of periods prior to the Proxy Arrangement Termination Date) cease to constitute at least a majority of the board, subject to certain exceptions that permit the board to approve new members by approval of at least two-thirds of the remaining directors.

•
Any merger, consolidation or binding share exchange that causes the persons who were common stockholders of our company immediately prior thereto to lose their proportionate interest in the common stock or voting power of the successor or to have less than a majority of the combined voting power of the then outstanding shares ordinarily having the right to vote in the election of directors, the sale of substantially all of the assets of the company or the dissolution of the company.

In the case of a change in control described in the last bullet point, our compensation committee may determine not to accelerate the existing equity awards of the named executive officers if equivalent awards will be substituted for the existing awards. For purposes of the tabular presentation below, we have assumed no such determination was made.
With respect to Mr. Shean’s 2016 RSU award and any related unpaid dividend equivalents, our compensation committee may not determine to give new or substitute awards to Mr. Shean in lieu of acceleration. See “—Executive Compensation Arrangements—Christopher W. Shean” above.
Liberty Expedia Holdings, Inc. 2018 Proxy Statement | 29

Benefits Payable Upon Termination or Change-in-Control
Name	Voluntary Termination ($)	Termination for Cause ($)	Termination Without Cause ($)	Death ($)	Disability ($)	After a Change in Control ($)

Christopher W. Shean
Options	970,076(1)	—	1,023,555(2)	1,063,845(3)	1,063,845(3)	1,063,845(3)
RSUs	—	—	209,238(2)	249,223(3)	249,223(3)	249,223(3)
Total	970,076	—	1,232,793	1,313,068	1,313,068	1,313,068
Wade D. Haufschild
Options	161,042(1)	—	167,096(2)	172,515(3)	172,515(3)	172,515(3)
Total	161,042	—	167,096	172,515	172,515	172,515

(1)
Based on the number of vested options held by Mr. Shean and Mr. Haufschild at December 29, 2017. For more information, see the “Outstanding Equity Awards at Fiscal Year-End” table above.

(2)
Based on (i) the number of vested options held by Mr. Shean and Mr. Haufschild at December 29, 2017, (ii) the number of unvested options held by Mr. Shean and Mr. Haufschild at December 29, 2017 that would vest pursuant to the forward-vesting provisions in the award agreements if the executive were terminated without cause as of December 29, 2017, and (iii) the number of unvested RSUs held by Mr. Shean at December 29, 2017 that would vest pursuant to the forward-vesting provisions in his award agreements if he were terminated without cause as of December 29, 2017. See the “Outstanding Equity Awards at Fiscal Year-End” table and “—Termination Without Cause or for Good Reason” above.

(3)
Based on (i) the number of vested options held by Mr. Shean and Mr. Haufschild at December 29, 2017, (ii) the number of unvested options held by Mr. Shean and Mr. Haufschild at December 29, 2017 and (iii) the number of unvested RSUs held by Mr. Shean at December 29, 2017. For more information, see the “Outstanding Equity Awards at Fiscal Year-End” table above.

30 | Liberty Expedia Holdings, Inc. 2018 Proxy Statement

DIRECTOR COMPENSATION
Nonemployee Directors
Director Fees
Each of our directors who is not an employee of, or service provider to, our company is paid an annual fee of $153,000 (which we refer to as the director fee) for 2018 ($150,000 for 2017), of which 50% is payable in cash and the balance is payable in RSUs or options to purchase shares of LEXEA, as elected by the director, which will vest one year from the grant date. See “—Director Equity Grants” below for information on the equity awards granted in 2017 to the nonemployee directors with respect to service on our board in 2018. Fees for service on our audit committee, compensation committee and nominating and corporate governance committee are the same for 2017 and 2018, with each member thereof receiving an additional annual fee of  $15,000, $10,000 and $10,000, respectively, for his participation on each such committee, except that the chairman of that committee instead receives an additional annual fee of  $25,000, $15,000 and $15,000, respectively, for his participation on that committee. The cash portion of the director fees and the fees for participation on committees are payable quarterly in arrears.
Management of our company requested Mercer to conduct a market study of nonemployee director compensation in December 2017. In preparing the study, Mercer reviewed the nonemployee director compensation paid at companies that compete in the same markets as our company’s operating assets. Also, because of our company’s structure, Mercer reviewed director compensation paid at private equity companies. Mercer reviewed the structure and amounts paid at these companies and made comments regarding the ratio of cash compensation to equity compensation, as well as the total compensation that should be paid. After reviewing the report, the board determined to maintain the current pay structure.
Equity Incentive Plans
As discussed above, awards granted to our nonemployee directors under the incentive plan are currently administered by our full board of directors. Our board of directors has full power and authority to grant eligible persons the awards described below and to determine the terms and conditions under which any awards are made. The incentive plan is designed to provide additional remuneration to our nonemployee directors and independent contractors, among others, and to encourage their investment in our capital stock, thereby increasing their proprietary interest in our business. Our board of directors may grant non-qualified stock options, SARs, restricted shares, RSUs, cash awards, performance awards or any combination of the foregoing under the incentive plan.
As described above, in connection with the Split-Off, our company’s board of directors adopted the transitional plan, which governs the terms and conditions of awards issued in the Split-Off in connection with adjustments made to awards previously granted by Liberty Interactive with respect to its Liberty Ventures common stock.
In 2017, each of our nonemployee directors was given a choice of receiving his annual equity grant in the form of RSUs or options.
Director Equity Grants
Pursuant to our director compensation policy described above and the incentive plan, on December 14, 2017, Messrs. Engles, Hammond, Schoelzel and von Furstenberg each received a grant of 1,667 RSUs with respect to LEXEA shares. On December 14, 2017, Mr. Brett was granted options to purchase 4,922 shares of LEXEA at an exercise price equal to $44.65, which was the closing price of such stock on the grant date. The RSUs will vest and the options will become exercisable on the first anniversary of the grant date, or on such earlier date that the grantee ceases to be a director because of death or disability, and, unless our board determines otherwise, will be terminated without vesting or becoming exercisable if the grantee resigns or is removed from the board before the vesting date, except that awards to Series B Directors will vest in full if the Proxy Arrangement Termination Date occurs prior to December 14, 2018. Once vested, the options will remain exercisable until the seventh anniversary of the grant date, or, if earlier, until the first business day following the first anniversary of the date the grantee ceases to be a director.
Liberty Expedia Holdings, Inc. 2018 Proxy Statement | 31

Director Compensation Table
Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)(3)	Option Awards ($)(2)(4)	All other compensation ($)	Total ($)
John C. Malone	—	—	—	—	—
Stephen M. Brett	115,000	—	71,249	150	186,399
Gregg L. Engles	120,000	74,432	—	150	194,582
Robert R. Hammond	75,000	74,432	—	150	149,582
Scott W. Schoelzel	115,000	74,432	—	150	189,582
Alexander von Furstenberg	75,000	74,432	—	150	149,582
(1)
John C. Malone, the Chairman of the Board of our company, received no compensation for serving as a director of our company during 2017. Christopher W. Shean, who is a named executive officer, received no compensation for serving as a director of our company during 2017.

(2)
As of December 31, 2017, our directors (other than Mr. Shean, whose equity awards are listed in “Outstanding Equity Awards at Fiscal Year-End” above) held the following equity awards:

	John C. Malone	Stephen M. Brett	Gregg L. Engles	Robert R. Hammond	Scott W. Schoelzel	Alexander von Furstenberg
Options (#)
LEXEA	—	10,834	—	—	—	—
RSUs (#)
LEXEA	—	—	1,667	1,667	1,667	1,667
(3)
Reflects the grant date fair value of RSUs awarded to Messrs. Engles, Hammond, Schoelzel and von Furstenberg, which has been computed based on the closing price of LEXEA shares on the grant date in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures.

(4)
The aggregate grant date fair value of the stock options awarded to Mr. Brett has been computed in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Note 9 to our consolidated financial statements for the year ended December 31, 2017 (which are included in the 2017 Form 10-K).

32 | Liberty Expedia Holdings, Inc. 2018 Proxy Statement

EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth information as of December 31, 2017 with respect to shares of our common stock authorized for issuance under our equity compensation plans.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders:
Liberty Expedia Holdings, Inc. 2016 Omnibus Incentive Plan, as amended			3,667,230(1)
LEXEA	10,834	$42.88
LEXEB	—	—
Equity compensation plans not approved by security holders:
Liberty Expedia Holdings, Inc. Transitional Stock Adjustment Plan(2)			—(2)
LEXEA	996,865	$26.14
LEXEB	658,620	$38.48
Total
LEXEA	1,007,699
LEXEB	658,620
			3,667,230

(1)
The Liberty Expedia Holdings, Inc. 2016 Omnibus Incentive Plan, as amended, permits grants of, or with respect to, shares of any series of our common stock, subject to a single aggregate limit.

(2)
The transitional plan was previously approved by our board of directors and our former parent company, Liberty Interactive, as sole stockholder, in connection with the Split-Off. The transitional plan governs the terms and conditions of awards with respect to our company’s common stock that were granted in connection with adjustments made to awards granted by Liberty Interactive with respect to its Liberty Ventures common stock. As a result, no further grants are permitted under this plan.

Liberty Expedia Holdings, Inc. 2018 Proxy Statement | 33

RELATIONSHIP AMONG OUR COMPANY, THE MALONE GROUP, DILLER AND EXPEDIA
Prior to the completion of the Split-Off, the relationship among Diller, Liberty Interactive (subsequently renamed Qurate Retail, Inc.) and Expedia, Inc. (subsequently renamed Expedia Group, Inc.) was governed by two agreements which were entered into in connection with the spin-off of TripAdvisor, Inc. from Expedia, Inc. in December 2011 and which were assigned to our company in connection with the Split-Off: an Amended and Restated Governance Agreement, dated as of December 20, 2011, among Expedia, Inc., Liberty Interactive and Diller (the Governance Agreement) and an Amended and Restated Stockholders Agreement, dated as of December 20, 2011, between Diller and Liberty Interactive (the Stockholders Agreement).
The Governance Agreement, As Assigned
Assignment
In connection with the Split-Off, on November 4, 2016, we entered into an Assignment and Assumption of Governance Agreement (the Governance Agreement Assignment) with Liberty Interactive, Diller and Expedia, Inc. to effect the assignment by Liberty Interactive and assumption by us of Liberty Interactive’s rights, benefits and obligations under the Governance Agreement. Effective immediately prior to the Split-Off, we were substituted for Liberty Interactive for all purposes under the Governance Agreement. We refer to the Governance Agreement, as it was amended by the Governance Agreement Assignment, as the Assigned Governance Agreement.
Representation of Our Company on the Expedia Board of Directors
Under the terms of the Assigned Governance Agreement:
•
We have the right to nominate up to such number of Expedia directors as is equal to 20% of the total number of Expedia directors (rounded up to the next whole number if the total number of directors is not an even multiple of 5) so long as we beneficially own at least 16,825,982 equity securities of Expedia (i.e., so long as our ownership percentage is at least equal to 15% of the total equity securities of Expedia);

•
We have the right to nominate one director of Expedia so long as we beneficially own at least 11,217,321 equity securities of Expedia (i.e., so long as we own at least 5% of the total equity securities of Expedia); and

•
Expedia will use its reasonable best efforts to cause one of our designees to be a member of a committee of the board of directors of Expedia and, to the extent the person designated by our company would qualify as a member of the compensation committee of the board of directors of Expedia under applicable tax and securities laws and regulations, Expedia will seek to have that person appointed to the compensation committee of Expedia.

Liberty Interactive’s nominees serving on Expedia’s board of directors at the time of the Split-Off continued to serve on Expedia’s board of directors as our initial nominees after the Split-Off and will serve until their respective successors are duly elected or appointed and qualified, or until their earlier death, resignation, or removal. Pursuant to the terms of the Assigned Governance Agreement, Expedia will cause each director that we nominate (each a Splitco director) to be included in the slate of nominees recommended by the board of directors of Expedia to the stockholders of Expedia for election as directors at each annual meeting of the stockholders of Expedia and will use all reasonable efforts to cause the election of each such director including soliciting proxies in favor of the election of such persons. We have the right to designate a replacement director to the board of directors of Expedia in order to fill any vacancy of a director previously designated by our company. We would have the right to transfer this ability to nominate candidates to the board of directors of Expedia, subject to the same ownership requirements as our current nomination rights, to our transferee in a Block Sale (as defined below), provided that the transferee’s nominees are independent directors and are approved by Expedia’s nominating committee (or equivalent committee of the board of directors of Expedia). In addition, as described below under “—Stockholders Agreement, As Assigned—Distribution Transactions,” the spun-off or split-off company in a Distribution Transaction (as defined in “—The Stockholders Agreement, As Assigned—Distribution Transactions”) will succeed to our rights under the Assigned Governance Agreement, including our right to nominate directors.
34 | Liberty Expedia Holdings, Inc. 2018 Proxy Statement

RELATIONSHIP AMONG OUR COMPANY, THE MALONE GROUP, DILLER AND EXPEDIA
Contingent Matters
The Assigned Governance Agreement lists certain actions (which are referred to as Contingent Matters) that require the prior consent of our company and Diller before Expedia can take any such action. For so long as:
•
in the case of our company, we own at least 14,956,428 equity securities and at least 5% of the total equity securities of Expedia (the Splitco Condition); and

•
in the case of Diller, he owns at least 2,500,000 shares of EXPE and Expedia Class B common stock, $0.0001 par value per share (Expedia class B common stock, and together with EXPE, the Expedia Common Shares) (including options to purchase Expedia Common Shares, whether or not then exercisable), continues to serve as chairman of Expedia and has not become disabled (the Diller Condition, and together with the Splitco Condition, the Consent Conditions),

Expedia has agreed that, without the prior approval of our company and/or Diller (whichever (or both) satisfy certain ownership requirements), it will not engage in any transaction that would result in, or have the reasonable likelihood of resulting in, we or Diller having to divest any part of our or his interest, as the case may be, in Expedia or any other material assets, or that would render any such ownership illegal or would subject Diller or our company to any fines, penalties or material additional restrictions or limitations.
In addition, for so long as the Consent Conditions apply, if Expedia (or any of its subsidiaries) incurs any indebtedness (other than a customary refinancing not to exceed the principal amount of the existing obligation being refinanced) after which Expedia’s total debt ratio (as defined in the Assigned Governance Agreement) equals or exceeds 8:1, then for so long as the total debt ratio continues to equal or exceed 8:1, Expedia may not take any of the following actions without the prior approval of our company and/or Diller:
•
acquire or dispose of any assets, issue any debt or equity securities, repurchase any debt or equity securities, or incur indebtedness, if the aggregate value of such transaction or transactions (alone or in combination) during any six month period equals 10% or more of Expedia’s market capitalization;

•
voluntarily commence any liquidation, dissolution or winding up of Expedia or any material subsidiary of Expedia;

•
make any material amendments to the certificate of incorporation or bylaws of Expedia;

•
engage in any line of business other than online and offline travel services and products and related businesses, or other businesses engaged in by Expedia as of the date of determination of the total debt ratio;

•
adopt any stockholder rights plan that would adversely affect our company or Diller, as applicable; or

•
grant additional consent rights to a stockholder of Expedia.

Preemptive Rights
In the event that Expedia issues or proposes to issue any shares of EXPE or Expedia class B common stock (with certain limited exceptions) including shares issued upon exercise, conversion or exchange of options, warrants and convertible securities, we will have preemptive rights that entitle our company to purchase a number of Expedia Common Shares so that we will maintain the identical ownership interest in Expedia (subject to certain adjustments) that we had immediately prior to such issuance or proposed issuance (but not in excess of  (20.01%)). Any purchase by our company will be allocated between EXPE and Expedia class B common stock in the same proportion as the issuance or issuances giving rise to the preemptive right, except to the extent that we opt to acquire shares of EXPE in lieu of shares of Expedia class B common stock.
Registration Rights
We and Diller are entitled to customary, transferrable registration rights with respect to shares of EXPE owned by us or Diller. We are entitled to four demand registration rights and Diller is entitled to three demand registration rights. Expedia will pay the costs associated with such registrations (other than underwriting discounts, fees and commissions). Expedia will not be required to register shares of EXPE if a stockholder could sell the shares in the quantities proposed to be sold at such time in one transaction under Rule 144 of the Securities Act of 1933, as amended (the Securities Act), or under another comparable exemption from registration.
Liberty Expedia Holdings, Inc. 2018 Proxy Statement | 35

In connection with a transfer of Expedia securities to an unaffiliated third party, our company or Diller may assign any of our or his then-remaining demand registration rights to the third party transferee, if upon the transfer the transferee acquires beneficial ownership of more than 5% of the then outstanding equity securities of Expedia. If upon the transfer the transferee acquires beneficial ownership of equity securities of Expedia representing less than 5% of the then outstanding equity securities, but having at least $250 million in then-current market value, we or Diller may assign one of our or his remaining demand registration rights, which the transferee may exercise only in connection with an offering of shares of EXPE with a market value of at least $100 million.
Inapplicability of Anti-Takeover Provisions to Distribution Transaction or Block Sale
Pursuant to the Assigned Governance Agreement, Expedia will not, in the case of a Distribution Transaction, implement any anti-takeover provision (including any shareholder rights plan) or, in the case of a Block Sale (as defined in “—The Stockholders Agreement, As Assigned—Block Sales”), Expedia will render inapplicable any such anti-takeover provision:
•
the purpose or reasonably evident effect of which is to restrict or limit our ability to engage in a Distribution Transaction or a Block Sale; or

•
the purpose or reasonably evident effect of which is to impose a material economic detriment on the company to which Expedia equity securities are transferred in connection with a qualifying Distribution Transaction (and whose shares are distributed to the public stockholders of our company) or that would impose a material economic detriment on the transferee in a Block Sale.

In addition, the Expedia board of directors will approve the transfer of Expedia Common Shares in a Distribution Transaction or Block Sale (up to a 30% ownership level in the case of a Block Sale) for purposes of Section 203 of the Delaware General Corporation Law (the DGCL), which imposes restrictions on certain transactions with “interested stockholders” under the DGCL. In the case of a Block Sale, however, such approval for purposes of Section 203 of the DGCL will be subject to the imposition of contractual restrictions on the Block Sale transferee analogous to the provisions of Section 203 of the DGCL (as described below).
Restrictions on Block Sale Transferee
For three years following a Block Sale by our company, the transferee will be subject to, among other things, the following restrictions with regard to Expedia, unless the restrictions terminate early in the following circumstances:
•
an ownership cap set at 30% of the total equity securities of Expedia (which would apply to any “group” which the transferee or its affiliates is a member), subject to adjustment under certain circumstances;

•
specified “standstill” restrictions limiting the transferee’s ability, at such time as any directors nominated by the transferee are serving on the Expedia board of directors, to, among other things, engage in proxy contests, propose transactions involving the company, form a “group” (as defined in the Exchange Act) or influence the management of Expedia. These restrictions, other than the prohibition on proxy contests, would terminate if the transferee relinquishes all rights to nominate directors under the Assigned Governance Agreement; and

•
contractual provisions analogous to the provisions of Section 203 of the DGCL that would prohibit the transferee from engaging in specified “business combination” transactions with Expedia without the prior approval of Expedia, acting through a committee of independent directors.

The contractual provisions mirroring Section 203 of the DGCL would not apply to the transferee if upon the Block Sale it would not be an “interested stockholder” (as defined in Section 203 of the DGCL) of Expedia. However, if these contractual provisions become applicable at the time of the Block Sale, they will continue in effect for the term of the standstill restrictions even if the transferee would subsequently cease to be an “interested stockholder” (as defined in Section 203 of the DGCL) of Expedia. The standstill restrictions and 30% ownership cap, as well as the termination provisions, would apply to subsequent transferees of all or substantially all of the shares transferred in a prior Block Sale, but in any event would not extend past the third anniversary of the original Block Sale. The statutory provisions of Section 203 of the DGCL would apply with respect to unaffiliated subsequent transferees of the shares transferred in a prior Block Sale to the extent applicable.
Prior to the expiration of the three-year term, the standstill restrictions, including the cap on ownership described above, would terminate at the earlier of  (i) Diller and his affiliates “actually owning” securities representing more than 50% of the total voting power of Expedia or (ii) the Block Sale transferee and its affiliates beneficially owning (as defined in the Assigned Governance Agreement) securities representing less than 12% of the total voting
36 | Liberty Expedia Holdings, Inc. 2018 Proxy Statement

RELATIONSHIP AMONG OUR COMPANY, THE MALONE GROUP, DILLER AND EXPEDIA
power of Expedia and Diller beneficially owning (as defined in the Assigned Governance Agreement) securities representing more than 40% of the total voting power of Expedia. For this purpose, securities “actually owned” by Diller and his affiliates will include all securities of Expedia held by Diller and his “affiliates,” plus those shares of Expedia class B common stock for which Diller and his “affiliates” have a right to “swap” shares of EXPE (as discussed below) but for which the swap right has not been exercised, minus the securities Diller and his “affiliates” currently hold but would need to exchange for the Expedia class B common stock in such swap right.
The above restrictions may be waived at any time by Expedia, acting through a committee of independent directors.
Other Block Sale Provisions
If Diller does not acquire from our company all shares of Expedia class B common stock proposed to be transferred in a Block Sale or in a transfer of all of the Expedia Common Shares owned by our company through the exercise of his “swap” right or right of first refusal under the Assigned Stockholders Agreement (as defined below) (resulting in such Expedia class B common stock beneficially owned by our company being converted into, or exchanged for, shares of EXPE before the Block Sale), for a period of two years after the Block Sale, Diller will have the right from time to time to acquire from Expedia an equal number of shares of Expedia class B common stock held in treasury, either by purchase at fair market value, through an exchange of an equivalent number of shares of EXPE, or a combination of the foregoing. Diller may exercise this right either alone or in conjunction with one or more third parties so long as Diller retains voting control over the Expedia class B common stock acquired. Prior to the expiration of the two-year period following a Block Sale, Diller’s right to acquire Expedia class B common stock from Expedia will be suspended immediately upon the entry by Expedia into a merger agreement providing for a merger that constitutes a change of control of Expedia, and will terminate irrevocably upon the consummation of an exchange or tender offer for securities representing a majority of the total voting power of Expedia or a merger that constitutes a change of control of Expedia.
Certain Waivers
During the term of the Assigned Stockholders Agreement, without Expedia’s consent (to be exercised by a committee of independent directors), Diller will not waive our obligation under the Assigned Stockholders Agreement to convert or exchange shares of Expedia class B common stock to shares of EXPE in specified circumstances. This consent right is not applicable if Diller no longer has any rights under the Assigned Stockholders Agreement. In certain circumstances this consent right will survive a mutual termination of the Assigned Stockholders Agreement for a period of up to one year.
Termination
Generally, the Assigned Governance Agreement will terminate:
•
with respect to our company, at such time that we beneficially own equity securities representing less than 5% of the total equity securities of Expedia; and

•
with respect to Diller, at such time as Diller ceases to be the chairman of Expedia or becomes disabled.

With respect to the provisions governing Contingent Matters, such provisions will terminate as to Diller and our company as set forth under “—Contingent Matters.”
The foregoing summary of the Assigned Governance Agreement does not purport to be complete and is qualified in its entirety by reference to the Governance Agreement and Governance Agreement Assignment, which are incorporated by reference herein. The Governance Agreement is filed as Exhibit 10.1 to Expedia, Inc.’s Current Report on Form 8-K filed with the SEC on December 27, 2011. The Governance Agreement Assignment is filed as Exhibit 10.6 to our Current Report on Form 8-K filed with the SEC on November 7, 2016 (the Liberty Expedia Form 8-K).
Liberty Expedia Holdings, Inc. 2018 Proxy Statement | 37

The Stockholders Agreement, As Assigned
Assignment
In connection with the Split-Off, on November 4, 2016, we entered into an Assignment and Assumption of Stockholders Agreement (the Stockholders Agreement Assignment) with Liberty Interactive and Diller to effect the assignment by Liberty Interactive and assumption by us of Liberty Interactive’s rights, benefits and obligations under the Stockholders Agreement. Effective immediately prior to the Split-Off, and subject to the Split-Off, we were substituted for Liberty Interactive for all purposes under the Stockholders Agreement. We refer to the Stockholders Agreement, as it was amended by the Stockholders Agreement Assignment, as the Assigned Stockholders Agreement.
General
Diller holds the Diller Proxy (as defined below) with respect to all securities of Expedia beneficially owned by our company on all matters submitted to a stockholder vote or by which the stockholders may act by written consent, except for Contingent Matters with respect to which we have not consented, so long as Diller continues to own at least 2,500,000 shares of EXPE (including options). The Diller Proxy will generally remain in effect until the earlier of  (i) Diller no longer serving as chairman of Expedia and (ii) Diller becoming disabled. Under certain limited circumstances, including a breach by Diller of certain provisions of the Assigned Stockholders Agreement, the Diller Proxy may terminate sooner. In addition, the Assigned Stockholders Agreement provides for the suspension of the Diller Proxy if Diller cannot vote due to mental or physical disability.
We and Diller will vote against any Contingent Matter with respect to Expedia if either Diller or our company does not approve the Contingent Matter (so long as either such party continues to have veto rights with respect to the Contingent Matter under the Assigned Governance Agreement). Diller will also vote all securities of Expedia over which he has voting control in favor of our designees to the board of directors of Expedia, and, subject to Diller’s election as a director of Expedia, we will use our reasonable best efforts to cause Diller to be elected and continue to serve as chairman of the board of directors of Expedia.
In connection with the Split-Off, Diller assigned the Diller Proxy to our company, as further described below in “—Diller Assignment.”
Restrictions on Transfers
Until the later of  (i) the date Diller no longer serves as chairman of Expedia and (ii) the date Diller no longer holds the Diller Proxy (or upon Diller becoming disabled, if that occurs first), and subject to the other provisions of the Assigned Stockholders Agreement, neither we nor Diller can transfer shares of EXPE or Expedia class B common stock, other than:
•
transfers by Diller to pay taxes relating to the granting, vesting and/or exercise of stock options to purchase shares of EXPE;

•
transfers to each party’s respective affiliates;

•
transfers of EXPE pursuant to certain hedging transactions effected by our company and meeting certain requirements;

•
pledges relating to financings, subject to certain conditions, and any related transfer of shares of EXPE in connection with the enforcement of such pledge; and

•
transfers of options or shares of EXPE in connection with “cashless exercises” of Diller’s options to purchase shares of EXPE.

The restrictions on transfer are subject to a number of exceptions (which exceptions, in the case of a transfer of shares of Expedia class B common stock, are generally subject to the right of first refusal described below):
•
either of our company or Diller may transfer shares of EXPE or Expedia class B common stock to an unaffiliated third party, subject, in the case of shares of Expedia class B common stock, to the tag-along rights described below and Expedia’s consent in the event of a waiver of our obligation to convert or exchange shares of Expedia class B common stock to shares of EXPE in certain circumstances as described above under “—The Governance Agreement, As Assigned—Certain Waivers”;

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•
either of our company or Diller may transfer shares of EXPE so long as the transfer complies with the requirements of Rule 144 or Rule 145 under the Securities Act; and

•
we may engage in a Distribution Transaction or Block Sale (as described below).

Tag-Along Rights and Right of First Refusal
Each of Diller and our company has a right to “tag-along” (i.e. participate on a pro rata basis) on sales by the other of shares of Expedia class B common stock to any unaffiliated third party with limited exceptions. Diller does not have a tag-along right in connection with a Distribution Transaction by our company.
Each of Diller and our company has a right of first refusal in the case of a proposed transfer by the other of shares of Expedia class B common stock to an unaffiliated third party, subject to specified exceptions, including transfers by our company pursuant to a Distribution Transaction.
Transfers of Shares of Expedia Class B Common Stock
If either our company or Diller proposes to transfer shares of Expedia class B common stock, the other will have the right to swap any shares of EXPE we own or he owns for such shares of Expedia class B common stock proposed to be transferred (subject to the right of first refusal described above). To the extent that, after application of the swap right described in the prior sentence, there remain shares of Expedia class B common stock that the selling stockholder would otherwise transfer to an unaffiliated third party, such shares must first be converted or exchanged into shares of EXPE.
As described above under “—The Governance Agreement, As Assigned—Certain Waivers,” any waiver by Diller of our obligation in the Assigned Stockholders Agreement to convert shares of Expedia class B common stock to shares of EXPE before transfer to an unaffiliated third party will be subject to the consent of Expedia, exercisable through a committee of independent directors. This consent right is not applicable if Diller no longer has any rights under the Assigned Stockholders Agreement. The consent right will survive a mutual termination of the Assigned Stockholders Agreement for one year unless Diller’s rights are terminated under the circumstances described below in “—Termination.”
This transfer restriction does not apply to, among other specified transfers, transfers among the parties and their affiliates and transfers by our company in a Distribution Transaction.
Distribution Transactions
We are permitted to spin-off or split-off to our public stockholders all, but not less than all, of our equity ownership in Expedia in a transaction meeting specified requirements (a Distribution Transaction) without first complying with the transfer restrictions described above, including Diller’s tag-along right, right of first refusal, swap right and conversion requirement, and without being subject to the application of certain anti-takeover provisions, as described above under “—The Governance Agreement, As Assigned—Inapplicability of Anti-takeover Provisions to Distribution Transaction or Block Sale.” The spun-off or split-off company will be required to assume all of our obligations (including the Diller Proxy given to Diller) and will succeed to our rights under the Assigned Governance Agreement and Assigned Stockholders Agreement (including our right to nominate directors).
Block Sales
For so long as our equity ownership in Expedia does not exceed 30% of the total equity securities of Expedia and Diller continues to hold a proxy over our shares in Expedia, we may sell all, but not less than all, of such equity interest in Expedia to an unaffiliated third party (a Block Sale), without being subject to the application of certain anti-takeover provisions, as described above under “—The Governance Agreement, As Assigned—Inapplicability of Anti-Takeover Provisions to Distribution Transaction or Block Sale,” subject to prior compliance with Diller’s tag-along right, right of first refusal and swap right, as well as the requirement that we convert shares of Expedia class B common stock to shares of EXPE or exchange them for shares of EXPE with Expedia before the Block Sale.
Prior to any Block Sale, we will be required to exchange and/or convert any shares of Expedia class B common stock proposed to be transferred in such Block Sale, to the extent Diller does not acquire such shares pursuant to exercise of his right of first refusal or swap right, for newly-issued shares of EXPE (subject to application of relevant securities laws).
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Termination
Diller’s and our rights and obligations under the Assigned Stockholders Agreement generally terminate at such time as, in the case of Diller, he no longer beneficially owns at least 1,000,000 shares of EXPE. Our tag-along rights and obligations terminate at such time as we cease to beneficially own at least 5% of the outstanding shares of EXPE.
In addition, Diller’s rights under the Assigned Stockholders Agreement will terminate upon the later of  (i) the date Diller ceases to serve as chairman of Expedia or becomes disabled and (ii) the date Diller no longer holds a proxy to vote the Expedia Common Shares owned by our company.
The foregoing summary of the Assigned Stockholders Agreement does not purport to be complete and is qualified in its entirety by reference to the Stockholders Agreement and Stockholders Agreement Assignment, which are incorporated by reference herein. The Stockholders Agreement is filed as Exhibit 10.11 to Expedia Inc.’s Annual Report on Form 10-K for the year ended December 31, 2011, filed on February 9, 2012. The Stockholders Agreement Assignment is filed as Exhibit 10.7 to the Liberty Expedia Form 8-K.
Proxy Arrangements
We and Liberty Interactive entered into the Transaction Agreement with the Malone Group and Diller. The Transaction Agreement facilitates certain proxy arrangements (the proxy arrangements) described below. Pursuant to an irrevocable proxy (the Diller Proxy) granted to Diller by Liberty Interactive pursuant to the Stockholders Agreement (which agreement was assigned to our company and amended in connection with the Split-Off), Diller generally controls the vote of the Expedia Common Shares beneficially owned by our company. In connection with the completion of the Split-Off, Diller assigned the Diller Proxy to our company for a period of time up to 18 months following completion of the Split-Off, or May 4, 2018, which date has been extended for an additional one-year period to May 4, 2019 pursuant to a letter agreement, dated March 6, 2018, by and among our company, Liberty Interactive, the Malone Group and Diller (the Letter Agreement). The Diller Proxy is subject to earlier termination in circumstances described below. As a result, for so long as such assignment is in effect, Diller does not have the right to vote the Expedia Common Shares beneficially owned by our company. However, by virtue of  (i) certain governance rights with respect to our company as set forth in our restated charter and bylaws, (ii) an amendment to the Stockholders Agreement entered into at the time of the Split-Off, (iii) provisions of the Transaction Agreement and (iv) the Malone Proxy, until the termination of Diller’s assignment of the Diller Proxy, Diller will be able to elect the Series B Directors of our company, who will determine how we will exercise certain rights and vote the Expedia Common Shares beneficially owned by our company, and which we have the power to vote, in the election of Expedia directors.
Transaction Agreement
The Transaction Agreement facilitates the proxy arrangements whereby, until the termination or expiration of the proxy arrangements, (i) Diller has irrevocably assigned to our company (the Diller Assignment) the Diller Proxy to vote all Expedia Common Shares beneficially owned by our company, and (ii) the Malone Group has granted Diller an irrevocable proxy to vote all shares of LEXEA and LEXEB beneficially owned by the Malone Group upon completion of the Split-Off or thereafter, in each case, subject to certain limitations.
We have amended and restated our certificate of incorporation and bylaws to be substantially in the forms attached to the Transaction Agreement, and the applicable parties to the Transaction Agreement have entered into the Governance Agreement Assignment and the Stockholders Agreement Assignment, in each case assigning the rights, benefits and obligations of such agreement from Liberty Interactive to our company, the Stockholders Agreement Amendment (as defined below), the Diller Assignment, the Malone Proxy and certain other documents in connection with the Split-Off  (collectively with the Transaction Agreement, the Proxy Arrangement Documents). During the period the proxy arrangements are in effect, our restated charter provides, among other things, that any action by our company to transfer the shares of Expedia class B common stock beneficially owned by us will require the approval of our stockholders holding in excess of 70% of the voting power of our company.
Pursuant to the Proxy Arrangement Documents, immediately following the completion of the Split-Off, our board of directors consisted of seven members, with five individuals designated by Liberty Interactive to serve as Common Stock Directors and two individuals designated by Diller to serve as Series B Directors. Three of the Common Stock Directors and one Series B Director are required to be “independent” as to our company pursuant to Nasdaq rules and regulations. During the term of the Transaction Agreement, our board of directors will cause each proposed Common Stock Director and each proposed Series B Director designated in accordance with our bylaws
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RELATIONSHIP AMONG OUR COMPANY, THE MALONE GROUP, DILLER AND EXPEDIA
to be nominated for election and included in the slate of nominees recommended by our board (or a committee of our board) for election at the applicable meeting of stockholders of our company.
The Transaction Agreement also provides that Liberty Interactive and we will indemnify each of Diller and the Malone Group (the Indemnified Parties) from any losses incurred in connection with, arising out of or resulting from, whether prior to or after the completion of the Split-Off, any actions relating to the matters contemplated by the Malone Proxy, Diller Assignment, Transaction Agreement, the Stockholders Agreement Amendment and certain provisions of our restated charter and bylaws (collectively, the Subject Instruments), or the exercise by any Indemnified Party of its rights under the Subject Instruments.
The Transaction Agreement further provides that Liberty Interactive and we will reimburse each of Diller and the Malone Group for their respective reasonable, documented costs, fees and expenses incurred in connection with the execution and delivery of the Subject Instruments, subject to certain expense caps. All costs and expenses incurred in connection with the documents related to the proxy arrangements not covered by the indemnification and expense reimbursement provisions will be paid by the party incurring such cost or expense.
The Transaction Agreement and the proxy arrangements will terminate upon the first to occur of:
i.
May 4, 2019;

ii.
upon the termination of the Diller Proxy upon Diller’s death or disability or his ceasing to be chairman of Expedia (or any successor by merger, consolidation or other business combination), subject to certain exceptions;

iii.
following the first anniversary of the completion of the Split-Off, the close of business on the tenth day following written notice from Diller to terminate the Diller Assignment or from Malone to terminate the Malone Proxy, in each case, for any reason;

iv.
a finding that any of the Subject Instruments is invalid or unenforceable in any respect (other than a de minimis respect) or preliminarily or permanently enjoining the exercise of the parties’ respective rights under any Subject Instrument, subject to certain exceptions;

v.
delivery of written notice from Diller to terminate the Diller Assignment or the Malone Group to terminate the Malone Proxy (or, in limited circumstances, without the requirement for any such notice) upon our entry into a definitive agreement with respect to certain business combinations with a third party (including Expedia or Liberty Interactive), in which case the termination will occur immediately prior to the consummation of such business combination;

vi.
commencement by an independent party of certain exchange or tender offers with respect to our common stock, unless within ten business days following the commencement of such exchange or tender offer, we have taken action reasonably sufficient to deter such independent party from consummating the exchange or tender offer, in which case the termination will not be deemed to have occurred until immediately prior to the consummation of such exchange or tender offer;

vii.
delivery of a termination notice by a non-breaching party following certain breaches by Diller, on the one hand, or our company, Liberty Interactive or the Malone Group, on the other hand, of their respective representations, warranties or covenants contained in any related agreement to which he or it is a party, which breach remains uncured for five business days following the delivery of notice of such breach;

viii.
either our company registering or becoming required to register under the Investment Company Act of 1940, as amended (the 40 Act), or the occurrence of changes in our assets or capital structure, or changes in applicable law or interpretations of the 40 Act, such that assuming the termination of the Diller Assignment, we would not be required to register as an investment company pursuant to the 40 Act (without giving effect to any cure or grace period or delay in the requirement to become registered under the 40 Act);

ix.
delivery of a notice from Diller following Malone’s death or determination of his disability or his ceasing to be Chairman of our board of directors;

x.
the date on which no shares of LEXEB remain outstanding;

xi.
any purported transfer or assignment of the proxy granted pursuant to the Malone Proxy without the prior consent of Malone or any purported transfer or assignment of the Diller Proxy (other than pursuant to the Diller Assignment) without the consent of Diller;

Liberty Expedia Holdings, Inc. 2018 Proxy Statement | 41

xii.
if and to the extent a court of competent jurisdiction makes a final determination that the assignment of the Diller Proxy pursuant to the Diller Assignment renders the Diller Proxy invalid; and

xiii.
delivery of a notice from Diller within ten business days following our failure to deliver certain notices with respect to a determination as to how the Expedia Common Shares beneficially owned by our company are to be voted in the election of Expedia’s directors.

The date of termination of the Transaction Agreement, for any of the enumerated reasons, is referred to as the Proxy Arrangement Termination Date. Upon termination of the Transaction Agreement, both the Diller Assignment and the Malone Proxy will terminate and the Stockholders Agreement Amendment will terminate.
The foregoing summary of the Transaction Agreement does not purport to be complete and is qualified in its entirety by reference to the Transaction Agreement, which is filed as Exhibit 10.13 to Amendment No. 4 to our Registration Statement on Form S-4 filed with the SEC on September 23, 2016 and incorporated by reference herein, and the Letter Agreement, filed as Exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on March 7, 2018 and incorporated by reference herein.
Amendment No. 1 to Stockholders Agreement
On November 4, 2016, prior to the completion of the Split-Off and following the execution of the Stockholders Agreement Assignment (but subject to the Transaction Agreement then being in effect), Diller and our company entered into Amendment No. 1 to the Stockholders Agreement (the Stockholders Agreement Amendment) which provides for certain agreements relating to the voting of Diller’s and our Expedia Common Shares. From the completion of the Split-Off until the Proxy Arrangement Termination Date, certain provisions of the Assigned Stockholders Agreement will be amended to provide that each of Diller and our company will vote his or our Expedia Common Shares in favor of the Splitco director nominees as selected by the board of directors of our company pursuant to our restated charter and bylaws. With respect to the election of directors to Expedia’s board of directors, other than the Splitco directors, we will vote our Expedia Common Shares as directed by our board of directors pursuant to the terms of our restated charter and bylaws (i.e., as determined by the Series B Directors). Subject to the election of Diller to Expedia’s board of directors, we will use our reasonable best efforts to cause Diller to be elected and continue to serve as chairman of the board of Expedia. The Stockholders Agreement Amendment further provides that with respect to any matter (other than the election of directors of Expedia) to be presented to Expedia’s stockholders for approval, we and Diller will meet and use reasonable best efforts to agree on a common position for such matters prior to any Expedia stockholder meeting, and each of Diller and our company will vote his and our respective Expedia Common Shares if and as so agreed. If we and Diller are unable to agree on such a common position, with respect to any matter other than a Specified Corporate Action (as defined below), we and Diller may vote our and his respective Expedia Common Shares in our or his sole discretion, respectively. In the event the matter relates to a Specified Corporate Action, unless our company and Diller agree as to how our and his Expedia Common Shares will be voted, then, subject to limited exceptions (including with regard to business combinations as described below), our company and Diller will vote all of our and his respective Expedia Common Shares against the approval of such Specified Corporate Action. Specified Corporate Actions include (i) any recapitalization, reclassification or any other change in the existing capital structure of Expedia, or any voluntary liquidation, dissolution or winding up of Expedia, (ii) any business combination involving Expedia or its subsidiaries (other than solely among subsidiaries of Expedia), or any sale of all or substantially all of Expedia’s assets, (iii) the creation of any new class or series of Expedia’s capital stock or the issuance (other than pursuant to options, warrants or other rights outstanding at the completion of the Split-Off) of Expedia Common Shares, (iv) any amendment to Expedia’s organizational documents and (v) any removal of a director from the Expedia board of directors, subject to certain exceptions. If our company and Diller do not agree on how to vote our and his Expedia Common Shares on a proposed business combination in which a third party (other than our company, a Diller affiliate or another person in which Diller has a financial interest) would acquire Expedia, any of its subsidiaries or substantially all of its assets, then, if Diller supports the transaction, we will vote in favor of its approval unless at least 70% of our board of directors votes to withhold such approval. Following the Proxy Arrangement Termination Date, the foregoing provisions will cease to be effective, and the corresponding provisions of the Assigned Stockholders Agreement will revert to the form in effect immediately prior to the effectiveness of the Stockholders Agreement Amendment.
The Stockholders Agreement Amendment also contains certain waivers under the Assigned Stockholders Agreement in order to permit the proxy arrangements, including that, in the event Diller ceases to be chairman of Expedia following the completion of the Split-Off but prior to the Proxy Arrangement Termination Date, in certain
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circumstances, the Diller Proxy will not be terminated upon the Proxy Arrangement Termination Date but will instead terminate upon the first to occur of  (x) following the Proxy Arrangement Termination Date, Diller abandoning efforts to become chairman of Expedia, (y) the 75th day following the Proxy Arrangement Termination Date, with such period to be tolled in certain circumstances and (z) any court rendering a final judgment in any proceeding, the effect of which is to enjoin or prevent Diller from exercising efforts to become chairman of Expedia or otherwise becoming chairman of Expedia.
The foregoing summary of the Stockholders Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the Stockholders Agreement Amendment, which is filed as Exhibit 10.8 to the Liberty Expedia Form 8-K and incorporated by reference herein.
Diller Assignment
On November 4, 2016, prior to the completion of the Split-Off  (and subject to the Transaction Agreement then being in effect), Diller and our company entered into an Assignment Agreement (the Diller Assignment), which became effective immediately following the completion of the Split-Off and pursuant to which Diller irrevocably assigned the Diller Proxy to our company until the Proxy Arrangement Termination Date. For so long as the Diller Assignment is in effect, Diller will not have the right to vote the Expedia Common Shares beneficially owned by our company. The Diller Assignment will terminate upon the Proxy Arrangement Termination Date, at which time the right to vote the Expedia Common Shares beneficially owned by our company will revert to Diller pursuant to the Diller Proxy until the Diller Proxy is terminated upon his death or disability or his ceasing to be chairman of Expedia (or any successor by merger, consolidation or other business combination).
The foregoing summary of the Diller Assignment does not purport to be complete and is qualified in its entirety by reference to the Diller Assignment, which is filed as Exhibit 10.10 to the Liberty Expedia Form 8-K and incorporated by reference herein.
Malone Proxy
On November 4, 2016, Diller and the Malone Group entered into the Malone Proxy, which became effective immediately following the completion of the Split-Off. Pursuant to the Malone Proxy, the Malone Group granted Diller an irrevocable proxy until the Proxy Arrangement Termination Date to vote all shares of LEXEA and LEXEB (and any securities of our company issued in respect of, or in substitution for, our common stock in certain transactions) beneficially owned upon the completion of the Split-Off or thereafter by the Malone Group or which any member otherwise has the power to vote (the Covered Shares). The Malone Proxy provides that Diller has no right to vote the Covered Shares on any matter acted on by our stockholders to approve (x) any agreement or transaction (i) between our company or any of our affiliates, on the one hand, and Diller, IAC/InterActiveCorp (IAC) or any of their respective affiliates, on the other hand, or (ii) between our company or any of our affiliates, on the one hand, and Expedia or its subsidiaries, on the other hand or (y) the removal of any Series B Director in accordance with our restated certificate of incorporation. The Malone Proxy will be suspended during any period of Diller’s disability.
The Malone Proxy further provides that, on (i) any recapitalization, reclassification or other change in our capital structure or the voluntary commencement of any liquidation, dissolution or winding up of our company, (ii) any merger or other business combination involving our company or our subsidiaries or a sale of all or substantially all of our assets, (iii) the creation of any new class or series of our capital stock or the issuance of our LEXEA or LEXEB shares or other securities of our company issued in respect of, or in substitution for, our common stock in certain transactions, subject to limited exceptions, or (iv) any amendment to our organizational documents, Malone (on behalf of the Malone Group) and Diller will seek to agree on how the Covered Shares will be voted on such matter. If they reach an agreement, Diller will vote the Covered Shares as agreed, but in the event they do not agree on how the Covered Shares are to be voted on such matter, Diller will vote all Covered Shares against such proposal. With respect to the election of or the filling of any vacancy with respect to Series B Directors, Diller will vote in his sole discretion all Covered Shares that are entitled to vote on the matter. With respect to the election of Common Stock Directors, Diller will vote all Covered Shares in favor of the slate of directors recommended by our board of directors (or a committee of our board). In the event there is any proposal requiring a separate class vote of shares of LEXEB (other than the election of, or filling of a vacancy with respect to, Series B Directors, which are addressed above, or the removal of Series B Directors), Diller will vote all shares of LEXEB that are Covered Shares as instructed by Malone (on behalf of the Malone Group), subject to certain exceptions. In the event there
Liberty Expedia Holdings, Inc. 2018 Proxy Statement | 43

is a proposal to remove a Common Stock Director from the board of directors, Diller will vote all Covered Shares as instructed by Malone (on behalf of the Malone Group).
Subject to certain exceptions, until the Proxy Arrangement Termination Date, the Malone Group has agreed not to transfer any Covered Shares except to a transferee who takes such shares subject to the Malone Proxy and who is acceptable to Diller in his sole discretion. Diller will vote all Covered Shares subject to the Malone Proxy and attend all meetings of our stockholders in person or by proxy for purposes of reaching a quorum.
The Malone Proxy will terminate upon the Proxy Arrangement Termination Date, at which point the right to vote the Covered Shares will revert back to the Malone Group.
The foregoing summary of the Malone Proxy does not purport to be complete and is qualified in its entirety by reference to the Malone Proxy, which is filed as Exhibit 10.11 to the Liberty Expedia Form 8-K and is incorporated by reference herein.
Voting of Covered Shares of our Common Stock Pursuant to the Proxy Arrangements
Pursuant to the Malone Proxy, following the completion of the Split-Off, the Malone Group granted Diller an irrevocable proxy over the Covered Shares until the Proxy Arrangement Termination Date. The below table sets forth a summary of the voting arrangements with respect to the Covered Shares.
Matter Presented to Our Stockholders	Who votes the Covered Shares?	Voting Agreements with respect to the Covered Shares
Election of or filling of vacancies with respect to our Series B Directors	Diller	None. Diller may vote the shares of LEXEB that are Covered Shares in his sole discretion.
Election of our Common Stock Directors	Diller	Diller will vote all Covered Shares in favor of the slate of directors recommended by our board of directors or a committee of our board.
Removal of our Common Stock Directors	Diller	Diller will vote all Covered Shares as instructed by Malone (on behalf of the Malone Group).
Removal of our Series B Directors	Malone (or, in the event of Malone’s temporary disability, Mrs. Malone)	None. Malone (or, in the event of Malone’s temporary disability, Mrs. Malone) may vote the Covered Shares in his sole discretion.
Any agreement or transaction (i) between our company or our affiliates, on the one hand, and Diller, IAC or any of their respective affiliates, on the other hand or (ii) between our company or any of our affiliates, on the one hand, and Expedia or its subsidiaries, on the other hand	The Malone Group	None. Malone (on behalf of the Malone Group) may vote the Covered Shares in his sole discretion.
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Matter Presented to Our Stockholders	Who votes the Covered Shares?	Voting Agreements with respect to the Covered Shares
(i) Any recapitalization, reclassification or other change in our capital structure or the voluntary commencement of any liquidation, dissolution or winding up of our company, (ii) any merger or business combination involving our company or our subsidiaries or a sale of all or substantially all of our assets, (iii) the creation of any new class or series of our capital stock or the issuance of our capital stock, subject to limited exceptions, or (iv) any amendment to our organizational documents	Diller	Malone (on behalf of the Malone Group) and Diller will seek to agree on how the Covered Shares will be voted on such matter. If they agree, Diller will vote the Covered Shares as agreed, but if they do not reach an agreement, Diller will vote the Covered Shares against such matter.
Any matter requiring a separate class vote of LEXEB shares which would (i) result in a decrease in the voting power of shares of LEXEB as compared to shares of LEXEA or (ii) change any agreement or provision relating to the Series B Directors	Diller	Diller will vote all Covered Shares against such matter.
Any matter requiring a separate class vote of LEXEB shares (other than as set forth above)	Diller	Diller will vote all Covered Shares as instructed by Malone (on behalf of the Malone Group).
All other matters	Diller	None. Diller may vote the Covered Shares in his sole discretion.
Voting of our Expedia Common Shares Pursuant to the Proxy Arrangements
Following the completion of the Split-Off, we are entitled to vote the Expedia Common Shares subject to the Diller Proxy (representing 54.1% (as of December 31, 2017) of the outstanding voting power of the Expedia Common Shares) as a result of the assignment of the Diller Proxy to our company until the Proxy Arrangement Termination Date pursuant to the Diller Assignment. Following the assignment of the Diller Proxy to our company, based on publicly available information, other than the Expedia Common Shares that are subject to the terms of the Diller Proxy and the Diller Assignment of which Diller and our company will continue to share beneficial ownership, Diller is expected to beneficially own approximately 5,948,452 shares of EXPE (based upon our Schedule 13D filed with the SEC on March 7, 2018), representing approximately 2.2% of the outstanding voting power of the Expedia Common Shares. Following the completion of the Split-Off, the voting of the Expedia Common Shares beneficially owned by Diller which Diller is entitled to vote is subject to certain terms contained in the Stockholders Agreement Amendment and the voting of the Expedia Common Shares beneficially owned by our company which we are entitled to vote, and as to which our company and Diller continue to share beneficial ownership, are subject to certain terms contained in our restated charter, our bylaws, the Stockholders Agreement Amendment, the Diller Assignment and the Transaction Agreement. The below table sets forth a summary of the voting arrangements following the completion of the Split-Off until the Proxy Arrangement Termination Date with respect to the Expedia Common Shares of which Diller and our company share beneficial ownership. The Expedia Common Shares subject to the terms of the Diller Proxy and the Diller Assignment are referred to in the chart as our Expedia Common Shares and the remaining Expedia Common Shares of which Diller and our company share beneficial ownership are referred to in the chart as Diller’s Expedia Common Shares.
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Matter Presented to Expedia Stockholders	Who votes the Expedia Common Shares subject to the Diller Proxy?	Voting Agreements with respect to the Expedia Common Shares
Election of directors to the Expedia board	Our company
Pursuant to our charter, we will vote our Expedia Common Shares in accordance with an Expedia Board Voting Determination and a Splitco director determination (as defined in our restated certificate of incorporation).
Pursuant to the Stockholders Agreement Amendment, Diller and our company will vote his and our respective Expedia Common Shares in favor of the Splitco director nominees selected pursuant to a Splitco director determination. Subject to the election of Diller to the Expedia board, we will use our reasonable best efforts to cause Diller to be elected and continue to serve as chairman of Expedia.

Specified Corporate Actions, meaning (i) any recapitalization, reclassification or any other change in the existing capital structure of Expedia, or any voluntary liquidation, dissolution or winding up of Expedia, (ii) any business combination involving Expedia or its subsidiaries (other than solely among subsidiaries of Expedia), or any sale of all or substantially all of Expedia’s assets, (iii) the creation of any new class or series of Expedia’s capital stock or the issuance (other than pursuant to options, warrants or other rights outstanding at the completion of the Split-Off) of Expedia Common Shares, (iv) any amendment to Expedia’s organizational documents and (v) any removal of a director from the Expedia board of directors, subject to certain exceptions	Our company
We and Diller will meet and use our and his reasonable best efforts to agree on how our and his Expedia Common Shares will be voted on such matter. If we and Diller agree, Diller and our company will vote his and our respective Expedia Common Shares as agreed, but if we and Diller do not reach an agreement, we and Diller will vote our and his Expedia Common Shares against such matter.
If Diller and our company do not agree how to vote his and our shares on a proposed business combination in which a third party (other than our company, a Diller affiliate or another person in which Diller has a financial interest) would acquire Expedia, any of its subsidiaries or substantially all of its assets, then, if Diller supports the transaction, we will also support the transaction unless at least 70% of our board of directors votes to withhold such approval.

Any matter relating to a Contingent Matter pursuant to the Assigned Governance Agreement	Our company	Pursuant to the Assigned Stockholders Agreement, we and Diller will vote against such Contingent Matter unless we and Diller have consented to such Contingent Matter pursuant to the terms of the Assigned Governance Agreement.
All other matters	Our company	Diller and our company will meet and use his and our reasonable best efforts to agree on how his and our Expedia Common Shares will be voted on such matter. If Diller and our company agree, Diller and our company will vote his and our Expedia Common Shares as agreed, but if they do not reach an agreement, Diller and we will vote his and our Expedia Common Shares in his and our sole discretion.
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CERTAIN RELATED PARTY TRANSACTIONS
CERTAIN RELATED PARTY TRANSACTIONS
Under our Code of Business Conduct and Ethics and Corporate Governance Guidelines, if a director or executive officer has an actual or potential conflict of interest (which includes being a party to a proposed “related party transaction” (as defined by Item 404 of Regulation S-K)), the director or executive officer should promptly inform the person designated by our board to address such actual or potential conflicts. No related party transaction may be effected by our company without the approval of the audit committee of our board or another independent body of our board designated to address such actual or potential conflicts.
STOCKHOLDER PROPOSALS
This proxy statement relates to our annual meeting of stockholders for the calendar year 2018 which will take place on June 19, 2018. Based solely on the date of our 2018 annual meeting and the date of this proxy statement, (i) a stockholder proposal must be submitted in writing to our Corporate Secretary and received at our executive offices at 12300 Liberty Boulevard, Englewood, Colorado 80112, by the close of business on December 31, 2018 in order to be eligible for inclusion in our proxy materials for the annual meeting of stockholders for the calendar year 2019 (the 2019 annual meeting), and (ii) a stockholder proposal, or any nomination by stockholders of a person or persons for election to the board of directors, must be received at our executive offices at the foregoing address not earlier than March 21, 2019 and not later than April 22, 2019 to be considered for presentation at the 2019 annual meeting. We currently anticipate that the 2019 annual meeting will be held during the second quarter of 2019. If the 2019 annual meeting takes place more than 30 days before or 30 days after June 19, 2019 (the anniversary of the 2018 annual meeting), a stockholder proposal, or any nomination by stockholders of a person or persons for election to the board of directors, will instead be required to be received at our executive offices at the foregoing address not later than the close of business on the tenth day following the first day on which notice of the date of the 2019 annual meeting is communicated to stockholders or public disclosure of the date of the 2019 annual meeting is made, whichever occurs first, in order to be considered for presentation at the 2019 annual meeting.
All stockholder proposals for inclusion in our proxy materials will be subject to the requirements of the proxy rules adopted under the Exchange Act, our charter and bylaws and Delaware law.
ADDITIONAL INFORMATION
We file periodic reports, proxy materials and other information with the SEC. You may read and copy any document that we file at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (800) SEC-0330. You may also inspect such filings on the Internet website maintained by the SEC at www.sec.gov. Additional information can also be found on our website at www.libertyexpedia.com. (Information contained on any website referenced in this proxy statement is not incorporated by reference in this proxy statement.) If you would like to receive a copy of our 2017 Form 10-K, or any of the exhibits listed therein, please call or submit a request in writing to Investor Relations, Liberty Expedia Holdings, Inc., 12300 Liberty Boulevard, Englewood, Colorado 80112, Tel. No. (844) 795-9468, and we will provide you with the 2017 Form 10-K without charge, or any of the exhibits listed therein upon the payment of a nominal fee (which fee will be limited to the expenses we incur in providing you with the requested exhibits).
Liberty Expedia Holdings, Inc. 2018 Proxy Statement | 47

Liberty Expedia Holdings

IMPORTANT ANNUAL MEETING INFORMATION

000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
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ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on June 19, 2018.

Vote by Internet

- Go to **www.envisionreports.com/LEXEA**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch-tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR Proposal 1 and FOR all the Common Stock Director nominees listed in Proposal 2.

+

2. Election of Common Stock Directors:

	For	Withhold		For	Withhold		For	Withhold
01 - John C. Malone	☐	☐	02 - Stephen M. Brett	☐	☐	03 - Gregg L. Engles	☐	☐
04 - Scott W. Schoelzel	☐	☐	05 - Christopher W. Shean	☐	☐			

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 J N T

1 U P X 3 7 5 4 3 7 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

+

02TBTC

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Liberty Expedia Holdings

Proxy — LIBERTY EXPEDIA HOLDINGS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS
JUNE 19, 2018

The undersigned hereby appoint(s) Richard N. Baer and Wade D. Haufschild, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Series A common stock held by the undersigned at the Annual Meeting of Stockholders to be held at 8:00 a.m., local time, on June 19, 2018, at the corporate offices of Liberty Expedia Holdings, Inc., 12300 Liberty Boulevard, Englewood, Colorado 80112 and any adjournment or postponement thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND FOR THE ELECTION OF THE COMMON STOCK DIRECTOR NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PERSONS NAMED IN THIS PROXY WILL VOTE IN THEIR DISCRETION.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Liberty Expedia Holdings

IMPORTANT ANNUAL MEETING INFORMATION

000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on June 19, 2018.

Vote by Internet

- Go to **www.envisionreports.com/LEXEA**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch-tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR Proposal 1, FOR all the Common Stock Director nominees listed in Proposal 2 and FOR all the Series B Director nominees listed in Proposal 3.

2. Election of Common Stock Directors:

	For	Withhold
01 - John C. Malone	☐	☐
02 - Stephen M. Brett	☐	☐
03 - Gregg L. Engles	☐	☐
04 - Scott W. Schoelzel	☐	☐
05 - Christopher W. Shean	☐	☐

3. Election of Series B Directors:

	For	Withhold
01 - Robert R. Hammond	☐	☐
02 - Alexander von Furstenberg	☐	☐

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

C 1234567890 J N T
1 U P X 3 7 5 4 3 7 3

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

02TY1A

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — LIBERTY EXPEDIA HOLDINGS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS
JUNE 19, 2018

The undersigned hereby appoint(s) Richard N. Baer and Wade D. Haufschild, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Series B common stock held by the undersigned at the Annual Meeting of Stockholders to be held at 8:00 a.m., local time, on June 19, 2018, at the corporate offices of Liberty Expedia Holdings, Inc., 12300 Liberty Boulevard, Englewood, Colorado 80112 and any adjournment or postponement thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND FOR THE ELECTION OF THE COMMON STOCK DIRECTOR NOMINEES AND SERIES B DIRECTOR NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PERSONS NAMED IN THIS PROXY WILL VOTE IN THEIR DISCRETION.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE